Exhibit 2

FINANCIAL STATEMENTS OF JAPAN INTERNATIONAL COOPERATION AGENCY (“JICA”)

AND REPORTS OF THE INDEPENDENT AUDITOR

Independent Auditor’s Report

Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

Opinion

We have audited the accompanying financial statements of the general account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2020, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Agency’s general account as at March 31, 2020, and its financial performance and its cash flows for the year then ended in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Responsibilities of President, the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•

Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

•

Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC
Tokyo, Japan

June 24, 2020

/s/ Motoki Nagao
Motoki Nagao
Designated Engagement Partner
Certified Public Accountant

/s/ Takuya Kodama
Takuya Kodama
Designated Engagement Partner
Certified Public Accountant

/s/ Kazuya Hosono
Kazuya Hosono
Designated Engagement Partner
Certified Public Accountant

Balance Sheet

(as of March 31, 2020)

General Account

				(Unit: Yen)

Assets
I Current assets
Cash and deposits		232,485,108,475
Inventories
Stored goods	362,761,806
Payments for uncompleted contracted programs	126,390,594	489,152,400

Advance payments		20,714,636,966
Prepaid expenses		38,919,925
Accrued income		360,479
Accounts receivable		3,902,346,930
Contra-accounts for provision for bonuses*		1,197,382,912
Short-term loans for development projects	17,500,000
Allowance for loan losses	(4,400)	17,495,600

Short-term loans for emigration projects	441,671
Allowance for loan losses	(175,697)	265,974

Goods in transit		58,956,538
Suspense payments		71,531,768
Advance paid		1,997,108

Total current assets			258,978,155,075

II Non-current assets
1 Tangible assets
Buildings	42,201,681,136
Accumulated depreciation	(20,192,600,826)
Accumulated impairment loss	(450,561,179)	21,558,519,131

Structures	1,630,343,386
Accumulated depreciation	(1,173,111,425)
Accumulated impairment loss	(10,529,587)	446,702,374

Machinery and equipment	250,029,322
Accumulated depreciation	(132,528,539)	117,500,783

Vehicles	2,415,226,970
Accumulated depreciation	(1,306,020,611)	1,109,206,359

Tools, furniture, and fixtures	2,234,349,158
Accumulated depreciation	(1,337,505,893)	896,843,265

Land	14,398,036,458
Accumulated impairment loss	(75,127,977)	14,322,908,481

Construction in progress		198,838,753

Total tangible assets		38,650,519,146
2 Intangible assets
Trademark rights		899,200
Telephone subscription rights		1,786,900
Software		3,821,385,243
Software in progress		248,168,895

Total intangible assets		4,072,240,238
3 Investments and other assets
Long-term deposits		216,000,000
Long-term loans for development projects	71,500,000
Allowance for loan losses	0	71,500,000

Long-term loans for emigration projects	12,494,246
Allowance for loan losses	(12,231,456)	262,790

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	305,462,858
Allowance for loan losses	(305,462,858)	0

Long-term prepaid expenses		5,906,653
Expected amount to be granted from the national budget*		951,344
Contra-accounts for provision for retirement benefits*		14,981,855,911
Long-term guarantee deposits		1,619,386,264

Total investment and other assets		16,895,862,962

Total non-current assets			59,618,622,346

Total assets				318,596,777,421

Balance Sheet (Continued)

(as of March 31, 2020)

Liabilities
I Current liabilities
Operational grant liabilities*	40,669,296,449
Funds for grant aid	178,788,340,785
Donations received*	333,902,332
Accounts payable	20,009,071,826
Accrued expenses	247,851,892
Lease obligations	89,813,784
Advance payments received	395,319,379
Deposits received	502,520,564
Unearned revenue	385,000
Provision for bonuses	1,197,382,912
Suspense receipts	49,411

Total current liabilities		242,233,934,334

II Non-current liabilities
Contra-accounts for assets*	7,872,893,379
Long-term lease obligations	165,136,134
Long-term deposits received	48,139,633
Provision for retirement benefits	14,981,855,911
Asset~~s~~ retirement obligations	276,125,850

Total non-current liabilities		23,344,150,907

Total liabilities			265,578,085,241

Net assets
I Capital
Government investment	62,452,442,661

Total capital		62,452,442,661

II Capital surplus
Capital surplus	6,149,602,519
Accumulated other administrative service operation costs*
Accumulated depreciation not included in expenses*	(21,029,534,058)
Accumulated impairment loss not included in expenses*	(537,303,803)
Accumulated interest expenses not included in expenses*	(7,189,037)
Accumulated disposal and sale differential not included in expenses*	(7,017,469,587)

Total capital surplus		(22,441,893,966)

III Retained earnings
Reserve fund carried over from the previous Mid-term Objective period*	2,415,736,764
Reserve fund	7,471,586,861
Unappropriated income for the current business year	3,120,819,860

[Total income for the current business year]	[3,120,819,860]
Total retained earnings		13,008,143,485

Total net assets			53,018,692,180

Total liabilities and net assets			318,596,777,421

*	Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Administrative Service Operation Cost

(April 1, 2019 – March 31, 2020)

General Account

			(Unit: Yen)
I	Expenses in the statement of income
	Operating expenses	225,326,398,473
	General administrative expenses	8,989,311,684
	Financial expenses	107,581,275
	Specific purpose expenses	250,376,549
	Miscellaneous losses	151,680
	Extraordinary losses	16,056,808,645

	Total expenses in the statement of income		250,730,628,306

II	Other administrative service operation costs
	Depreciation not included in expenses*	850,304,160
	Disposal and sale differential not included in expenses*	595,778,518

	Total other administrative service operation costs		1,446,082,678

III	Administrative service operation cost		252,176,710,984

*	Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Income

(April 1, 2019 – March 31, 2020)

General Account

	(Unit: Yen)
Ordinary expenses
Operating expenses
Expenses for priority sectors and regions	71,030,394,086
Expenses for private sector partnership	4,478,566,792
Expenses for domestic partnership	17,184,430,910
Expenses for other operations	3,216,588,833
Expenses for operation support	38,805,895,203
Expenses for grant aid	89,235,571,294
Expenses for facilities	52,107,613
Expenses for contracted programs	9,017,480
Expenses for donation projects	109,998,710
Depreciation	1,203,827,552	225,326,398,473

General administrative expenses		8,989,311,684
Financial expenses
Foreign exchange losses	107,581,275	107,581,275

Specific purpose expenses		250,376,549
Miscellaneous losses		151,680

Total ordinary expenses			234,673,819,661
Ordinary revenues
Revenues from operational grants*		137,012,969,600
Revenues from grant aid		89,235,571,294
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	6,540,948
Revenues from contracted programs from other parties	6,916,924	13,457,872

Revenues from interest on development projects		249,620
Revenues from emigration projects		204,458
Revenues from subsidy for facilities*		51,156,269
Revenues from expected amount to be granted from the national budget*		951,344
Donations*		109,998,710
Reversal of allowance for loan losses		14,822,279
Revenues from contra-accounts for provision for bonuses*		1,197,382,912
Revenues from contra-accounts for provision for retirement benefits*		1,097,411,218
Reversal of contra-accounts for assets*		1,202,702,150
Financial revenues
Interest income	5,865,203	5,865,203

Miscellaneous income		3,407,281,866

Total ordinary revenues			233,350,024,795

Ordinary loss			1,323,794,866
Extraordinary losses
Loss on disposal of non-current assets		37,178,609
Loss on sales of non-current assets		2,840,418
Provision for bonuses due to revision of accounting standards		1,149,179,910
Provision for retirement benefits due to revision of accounting standards		14,867,609,708	16,056,808,645

Extraordinary income
Gain on sales of non-current assets		25,636,410
Gain on contra-accounts for provision for bonuses*		1,149,179,910
Gain on contra-accounts for provision for retirement benefits*		14,867,609,708	16,042,426,028

Net loss			1,338,177,483

Reversal of reserve fund carried over from the previous Mid-term Objective period*			4,458,997,343

Total income for the current business year			3,120,819,860

*    Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Changes in Net Assets

(April 1, 2019 – March 31, 2020)

General Account	(Unit: Yen)

	I Capital		II Capital surplus						III Retained earnings (Loss carried forward)
	Government investment	Total capital	Capital surplus	Accumulated other administrative service operation cost				Total capital surplus	Reserve fund carried over from the previous Mid-term Objective period	Reserve fund			Total retained earnings (Loss carried forward)	Total net assets
				Accumulated depreciation not included in expenses	Accumulated impairment loss not included in expenses	Accumulated interest expenses not included in expenses	Accumulated disposal and sale differential not included in expenses				Unappropriated income for the current business year (Unappropriated loss for the current business year)	Total income for the current business year (Total loss for the current business year)

Balance at the beginning of the business year	62,452,442,661	62,452,442,661	5,188,699,203	(20,179,229,898)	(537,303,803)	(7,189,037)	(6,421,691,069)	(21,956,714,604)	7,013,416,150	4,303,840,433	3,167,746,428	3,167,746,428	14,485,003,011	54,980,731,068

Changes during the period

I Changes in capital during the period

II Changes in capital surplus during the period

Purchase of non-current assets			862,694,333					862,694,333	(138,682,043)				(138,682,043)	724,012,290

Sale and retirement of non-current assets				329,148,381			(595,778,518)	(266,630,137)						(266,630,137)

Depreciation				(1,179,452,541)				(1,179,452,541)						(1,179,452,541)

Increase in long-term guarantee deposits			98,208,983					98,208,983						98,208,983

III Changes in retained earnings (loss carried forward) during the period

(1) Appropriation of income or loss

Increase in reserve fund derived from profit appropriation										3,167,746,428	(3,167,746,428)	(3,167,746,428)	—	—

(2) Others

Net income (Net loss)											(1,338,177,483)	(1,338,177,483)	(1,338,177,483)	(1,338,177,483)

Reversal of reserve fund carried over from the previous Mid-term Objective period									(4,458,997,343)		4,458,997,343	4,458,997,343	—	—

Total changes during the period	—	—	960,903,316	(850,304,160)	—	—	(595,778,518)	(485,179,362)	(4,597,679,386)	3,167,746,428	(46,926,568)	(46,926,568)	(1,476,859,526)	(1,962,038,888)

Balance at the end of the business year	62,452,442,661	62,452,442,661	6,149,602,519	(21,029,534,058)	(537,303,803)	(7,189,037)	(7,017,469,587)	(22,441,893,966)	2,415,736,764	7,471,586,861	3,120,819,860	3,120,819,860	13,008,143,485	53,018,692,180

(Note)

The balance of capital surplus in the balance sheet as of March 31, 2019 is not consistent with the balance of capital surplus at the beginning of the period in the statement of changes in net assets for the business year ended March 31, 2020.

Statement of Cash Flows

(April 1, 2019 – March 31, 2020)

General Account

(Unit: Yen)
I. Cash flows from operating activities
Payments of operating expenses	(120,976,687,599)
Payments for grant aid	(88,120,694,229)
Payments for contracted programs	(91,204,504)
Payments of personnel expenses	(17,345,605,830)
Payments of specific purpose expenses	(235,937,474)
Payments for other operations	(874,290,389)
Proceeds from operational grants	150,476,059,000
Proceeds from grant aid	93,258,121,237
Proceeds from contracted programs	43,690,708
Proceeds from interest on loans	482,697
Proceeds from donations	45,947,184
Proceeds from other operations	4,381,335,209

Subtotal	20,561,216,010
Interest income received	5,884,319
Payments to national treasury	(28,987,722)

Net cash provided by operating activities	20,538,112,607

II. Cash flows from investing activities
Payments for purchase of non-current assets	(2,704,321,794)
Proceeds from sales of non-current assets	39,175,152
Proceeds from collection of loans	57,337,102
Payments into time deposits	(60,000,000,000)
Proceeds from time deposit refund	60,300,000,000
Payments into long-term deposits	(216,000,000)

Net cash used in investing activities	(2,523,809,540)

III. Cash flows from financing activities
Repayments of lease obligations	(115,486,847)

Net cash used in financing activities	(115,486,847)

IV. Effect of exchange rate changes on funds	(39,624,973)
V. Net increase (decrease) in funds	17,859,191,247
VI. Funds at the beginning of the business year	208,625,917,228

VII. Funds at the end of the business year	226,485,108,475

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting standards for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

Effective the year ended March 31, 2020, JICA adopted the “Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (February 16, 2000 (Revised September 3, 2018), and the “Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (August 2000 (Last revised March 2019)).

1. Revenue recognition method of operational grants

Revenue from operational grants is recognized based on the level of operational achievement.

The revenue recognition method based on term is applied for administrative operations except the operations which have been specified as having a direct correlation between the operational achievement and operational grants.

The revenue from disaster relief operations, which are relief operations for unexpected disasters during the period, is recognized as the related expenses are incurred, since it is difficult to estimate the budget and terms, and specify a correlation between the operational achievement and operational grants.

2. Depreciation method

(1) Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	1–50 years
Structures:	1–42 years
Machinery and equipment:	1–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	1–15 years

The estimated depreciation costs for specific depreciable assets (Accounting Standard for Incorporated Administrative Agencies No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standard for Incorporated Administrative Agencies No. 91) are indirectly deducted from capital surplus and reported as accumulated depreciation not included in expenses.

(2) Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3) Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

3. Provision for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current business year. Contra-accounts for provision for bonuses are equally accrued since the financial source is secured by operational grants.

(Changes in accounting policy)

Pursuant to the revision of Accounting Standards for Incorporated Administrative Agencies, accounting treatment for provision of bonuses has been revised. Provision for bonuses which the financial source is secured by operational grants is now required to be accrued where an accrual was not required in previous years. There is no impact on profit or loss due to this revision.

4. Provision for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the business year ended March 31, 2020. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the business year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the business year in which they occur.

The financial source for lump-sum severance indemnities is secured by operational grants. The estimated amount of retirement benefits are reported as retirement benefits obligations and contra-accounts for provision for retirement benefits. Therefore an equal amount is accrued for both accounts. The financial source for defined benefit corporate pension plan insurance fees and reserve shortfall is secured by operational grants. Therefore an equal amount of provision for retirement benefits is accrued as contra-accounts for provision for retirement benefits.

(Changes in accounting policy)

Pursuant to the revision of Accounting Standards for Incorporated Administrative Agencies, accounting treatment for provision of retirement benefits has been revised. Provision for retirement benefits and defined benefit corporate pension plan insurance fees and reserve shortfall which the financial source is secured by operational grants is now required to be accrued where an accrual was not required in previous years. There is no impact on profit or loss due to this revision.

5. Basis and standard for the accrual of allowance and loss contingencies

Allowance for loan losses

To provide for loan losses, JICA records the estimated amount of default as an allowance, taking into account the transition rate to delinquent loans for the ordinary loans. For doubtful loans, collectability is individually taken into consideration and the estimated amount of default is recorded as an allowance.

6. Standard and method for the valuation of inventories

Stored goods

Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

7. Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

8. Standard for expected amount to be granted from the national budget

For the expenses related to facilities for which JICA receives a subsidy, the expected amount to be granted from the national budget in the upcoming business years is reported as asset and revenue according to Accounting Standard for Incorporated Administrative Agency No.84.

9. Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

10. Changes in reporting

Accumulated depreciation not included in expenses, accumulated impairment loss not included in expenses, and accumulated interest expense not included in expenses were reported as a deduction in capital surplus in previous years. Pursuant to the revision of Accounting Standards for Incorporated Administrative Agencies, the expenses previously noted are reported as accumulated depreciation not included in expenses, accumulated impairment loss not included in expenses, and accumulated interest expense not included in expenses under accumulated other administrative service operation cost from the current business year.

Accumulated disposal and sale differential not included in expenses was included in capital surplus in previous years. Pursuant to the revision of Accounting Standards for Incorporated Administrative Agencies, the certain amounts excluding the amounts related to differences on payments to national treasury are separately presented as accumulated disposal and sale differential not included in expenses under accumulated other administrative service operation cost from the current business year.

Accordingly, the beginning balance of capital surplus increased by ¥6,421,691,069 and the beginning balance of accumulated disposal and sale differential not included in expenses decreased by ¥6,421,691,069.

Notes to the financial statements

General Account

(Balance Sheet)

1. Donated funds for grant aid

Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on grant agreements with the government of the recipient country. At the end of the business year 2019, the outstanding balance of unexecuted grant agreements stood at ¥277,688,607,564.

2. Assets acquired through the investment from the government to Incorporated Administrative Agency

Of accumulated other administrative service operation cost, the amount of assets acquired through the investment from the government is ¥22,409,189,800.

(Statement of Accumulated Other Administrative Service Operation Cost)

1.	Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥252,176,710,984

Self-revenues, etc.	¥(3,577,516,418)

Opportunity cost	¥19,043,043

Cost being borne by the public for the operation of Incorporated Administrative Agency	¥248,618,237,609

2.	Method for computing opportunity cost

(1) Interest rate used to compute opportunity cost concerning government investment

0.005% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 31, 2020.

(2) Method for computing opportunity cost for public officers temporarily transferred to JICA

Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

3.

Of extraordinary losses, provision for bonuses due to revision of accounting standards is ¥1,149,179,910 and provision for retirement benefits due to revision of accounting standards is ¥14,867,609,708. These losses relate to business years prior to the year ended March 31, 2019.

(Statement of Income)

The provision for bonuses due to revision of accounting standards recorded as extraordinary losses is ¥1,149,179,910 and the provision for retirement benefits due to revision of accounting standards recorded as extraordinary losses is ¥14,867,609,708. These losses relate to business years prior to the year ended March 31, 2019.

Gains on contra-accounts for provision for bonuses and provision for retirement benefits are recorded as extraordinary income. These gains were recognized at the beginning of the period due to the revision of the accounting standards and amount to ¥1,149,179,910 and ¥14,867,609,708 respectively.

(Statement of Cash Flows)

The funds shown in the statement of cash flows consist of cash, deposit accounts, and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2020)

Cash and deposits	¥232,485,108,475

Time deposits	(¥6,000,000,000)

Ending balance of funds	¥226,485,108,475

2. Description of significant non-cash transactions

Assets acquired under finance leases
Tools, furniture, and fixtures	¥27,654,560

(Financial Instruments)

1. Status of financial instruments

The General Account’s fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

			(Unit: Yen)
	Balance sheet amount	Fair value	Difference
(1) Cash and deposits	232,485,108,475	232,485,108,475	0

(2) Accounts payable	(20,009,071,826)	(20,009,071,826)	0

*Liabilities are shown in parentheses (    ).

(Note) Calculation method for fair value of financial instruments and matters concerning accounts payable

[1] Cash and deposits

Cash and deposits are valued at book value because fair value approximates book value since these items are settled in a short period of time.

[2] Accounts payable

Accounts payable are valued at book value because fair value approximates book value since these items are settled in a short period of time.

(Retirement benefits)

1. Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2. Defined benefit pension plan

(1) The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the business year	23,158,662,420

Current service cost	956,778,466

Interest cost	119,530,109

Actuarial differences	55,776,716

Retirement benefit paid	(1,320,025,883)

Past service cost	0

Contribution by employees	58,520,314

Retirement benefit obligation at the end of the business year	23,029,242,142

(2) The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the business year	8,291,052,712

Expected return on plan assets	165,821,054

Actuarial differences	(524,114,747)

Contribution by the company	392,967,766

Retirement benefit paid	(336,860,868)

Contribution by employees	58,520,314

Plan assets at the end of the business year	8,047,386,231

(3)	Reconciliation of the projected benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	10,069,133,944
Plan assets	(8,047,386,231)

Unfunded benefit obligations of funded pension plan	2,021,747,713
Unfunded benefit obligations of unfunded pension plan	12,960,108,198

Subtotal	14,981,855,911
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	14,981,855,911

Provision for retirement benefits	14,981,855,911
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	14,981,855,911

(4) Components of retirement benefit expenses

(Unit: Yen)

Current service cost	956,778,466
Interest cost	119,530,109
Expected return on plan assets	(165,821,054)
Realized actuarial differences	579,891,463
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	1,490,378,984

(5) Major components of plan assets

Percentages of components to the total are as follows:

Bonds	38%
Stocks	32%
General account of life insurance company	20%
Others	10%

Total	100%

(6) Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7) Assumptions used

Principal assumptions used in actuarial calculations at the end of the business year

Discount rate	Defined benefit corporate pension plan	0.23%

	Retirement benefits	0.74%

Long-term expected rate of return on plan assets		2.00%

3. Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥44,454,776.

(Lease transactions)

1. Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥27,440,911

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥24,889,751

2. The impact of the finance lease transactions on the current business year’s profits and losses was ¥6,091,809. Total income for the current business year after the deduction of this amount was ¥3,114,728,051.

(Asset retirement obligations)

JICA has a building lease agreement for its head office building, and has obligations to restore the building to its original state at the termination of the lease period. Therefore, these asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

The balance of the asset retirement obligations at the end of the current business year was ¥276,125,850.

(Significant contractual liabilities)

N/A

(Significant subsequent events)

Appropriation of profit was approved as follows on July 3, 2020:

		(Unit: Yen)
I. Unappropriated income for the current business year		3,120,819,860

Total income for the current business year	3,120,819,860

II. Profit appropriation amount
Reserve fund	3,120,819,860	3,120,819,860

The Accompanying Supplementary Schedules

General Account

(1)

Details of acquisition and disposal of noncurrent assets, depreciation (including depreciation not included in expenses, in accordance with “No. 87, Accounting for the Depreciation of Specific Depreciable Assets” and “No. 91, Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations”), and accumulated impairment loss

(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period

Tangible assets (Depreciation included in expenses)	Buildings	2,200,091,648	302,118,763	39,435,763	2,462,774,648	693,441,324	134,527,968	50,400	0	1,769,282,924
	Structures	190,058,781	8,290,365	0	198,349,146	77,881,907	14,788,822	355,740	0	120,111,499
	Machinery and equipment	144,044,929	55,364,073	7,674,875	191,734,127	81,783,543	13,688,276	0	0	109,950,584
	Vehicles	2,002,106,760	162,914,387	176,551,054	1,988,470,093	1,217,700,453	171,486,718	0	0	770,769,640
	Tools, furniture, and fixtures	1,821,948,217	117,567,914	166,852,769	1,772,663,362	1,078,603,092	202,444,634	0	0	694,060,270
	Total	6,358,250,335	646,255,502	390,514,461	6,613,991,376	3,149,410,319	536,936,418	406,140	0	3,464,174,917

Tangible assets (Depreciation not included in expenses)	Buildings	39,747,711,432	572,151,039	580,955,983	39,738,906,488	19,499,159,502	1,097,326,146	450,510,779	0	19,789,236,207
	Structures	1,431,994,240	0	0	1,431,994,240	1,095,229,518	27,425,015	10,173,847	0	326,590,875
	Machinery and equipment	60,864,324	0	2,569,129	58,295,195	50,744,996	950,763	0	0	7,550,199
	Vehicles	288,809,054	138,682,043	734,220	426,756,877	88,320,158	53,750,617	0	0	338,436,719
	Tools, furniture, and fixtures	473,204,982	0	11,519,186	461,685,796	258,902,801	0	0	0	202,782,995
	Total	42,002,584,032	710,833,082	595,778,518	42,117,638,596	20,992,356,975	1,179,452,541	460,684,626	0	20,664,596,995

Tangible assets (Non-depreciable assets)	Land	14,398,036,458	0	0	14,398,036,458	0	0	75,127,977	0	14,322,908,481
	Construction in progress	10,264,585	258,384,546	69,810,378	198,838,753	0	0	0	0	198,838,753
	Total	14,408,301,043	258,384,546	69,810,378	14,596,875,211	0	0	75,127,977	0	14,521,747,234

Total tangible assets	Buildings	41,947,803,080	874,269,802	620,391,746	42,201,681,136	20,192,600,826	1,231,854,114	450,561,179	0	21,558,519,131
	Structures	1,622,053,021	8,290,365	0	1,630,343,386	1,173,111,425	42,213,837	10,529,587	0	446,702,374
	Machinery and equipment	204,909,253	55,364,073	10,244,004	250,029,322	132,528,539	14,639,039	0	0	117,500,783
	Vehicles	2,290,915,814	301,596,430	177,285,274	2,415,226,970	1,306,020,611	225,237,335	0	0	1,109,206,359
	Tools, furniture, and fixtures	2,295,153,199	117,567,914	178,371,955	2,234,349,158	1,337,505,893	202,444,634	0	0	896,843,265
	Land	14,398,036,458	0	0	14,398,036,458	0	0	75,127,977	0	14,322,908,481
	Construction in progress	10,264,585	258,384,546	69,810,378	198,838,753	0	0	0	0	198,838,753
	Total	62,769,135,410	1,615,473,130	1,056,103,357	63,328,505,183	24,141,767,294	1,716,388,959	536,218,743	0	38,650,519,146

Intangible assets (Depreciation included in expenses)	Trademark rights	7,444,573	0	0	7,444,573	6,545,373	306,292	0	0	899,200
	Software	258,656,720	4,316,349,199	0	4,575,005,919	753,620,676	666,584,842	0	0	3,821,385,243
	Total	266,101,293	4,316,349,199	0	4,582,450,492	760,166,049	666,891,134	0	0	3,822,284,443

Intangible assets (Depreciation not included in expenses)	Trademark rights	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0
	Total	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0

Intangible assets (Non- depreciable assets)	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software in progress	3,148,155,022	498,588,229	3,398,574,356	248,168,895	0	0	0	0	248,168,895
	Total	3,151,433,122	498,588,229	3,398,574,356	251,446,995	0	0	1,491,200	0	249,955,795

Total intangible assets	Trademark rights	8,584,123	0	0	8,584,123	7,684,923	306,292	0	0	899,200
	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software	258,656,720	4,316,349,199	0	4,575,005,919	753,620,676	666,584,842	0	0	3,821,385,243
	Software in progress	3,148,155,022	498,588,229	3,398,574,356	248,168,895	0	0	0	0	248,168,895
	Total	3,418,673,965	4,814,937,428	3,398,574,356	4,835,037,037	761,305,599	666,891,134	1,491,200	0	4,072,240,238

Investments and other assets	Long-term deposits	0	216,000,000	0	216,000,000	0	0	0	0	216,000,000
	Long-term loans for development projects	89,000,000	0	17,500,000	71,500,000	0	0	0	0	71,500,000
	Allowance for loan losses (non- current)	(4,400)	0	(4,400)	0	0	0	0	0	0
	Long-term loans for emigration projects	16,619,771	0	4,125,525	12,494,246	0	0	0	0	12,494,246
	Allowance for loan losses (non- current)	(15,792,372)	(12,231,456)	(15,792,372)	(12,231,456)	0	0	0	0	(12,231,456)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for development projects	80,762,281	0	80,762,281	0	0	0	0	0	0
	Allowance for loan losses (non-current)	(80,762,281)	0	(80,762,281)	0	0	0	0	0	0
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	326,179,513	3,463,880	24,180,535	305,462,858	0	0	0	0	305,462,858
	Allowance for loan losses (non-current)	(326,179,513)	(305,462,858)	(326,179,513)	(305,462,858)	0	0	0	0	(305,462,858)
	Long-term prepaid expenses	17,966,610	8,274,214	20,334,171	5,906,653	0	0	0	0	5,906,653
	Expected amount to be granted from the national budget	29,124,451	951,344	29,124,451	951,344	0	0	0	0	951,344
	Contra-accounts for provision for retirement benefits	0	15,965,020,926	983,165,015	14,981,855,911	0	0	0	0	14,981,855,911
	Long-term guarantee deposits	1,528,615,718	151,306,102	60,535,556	1,619,386,264	0	0	0	0	1,619,386,264
	Total	1,665,529,778	16,027,322,152	796,988,968	16,895,862,962	0	0	0	0	16,895,862,962

(Note)   Contra-accounts for provision for retirement benefits is described in No. 4 of Significant Accounting Policies.

General Account

(2) Details of inventories

							(Unit: Yen)

Type	Balance at the beginning of the period	Increase during the period		Decrease during the period		Balance at the end of the period	Remarks
		Purchase, manufacturing and transfer for the current business year	Others	Delivery and transfer	Others

Stored goods	361,279,192	42,344,654	0	40,862,040	0	362,761,806

Stockpile	361,279,192	42,344,654	0	40,862,040	0	362,761,806

Japan	51,423,676	0	0	0	0	51,423,676

USA	86,321,312	6,333,124	0	17,181,889	0	75,472,547

Republic of Singapore	154,867,355	9,200,368	0	18,121,352	0	145,946,371

Republic of Ghana	2,137,520	0	0	0	0	2,137,520

UAE	55,693,489	26,811,162	0	5,558,799	0	76,945,852

Republic of Palau	5,845,334	0	0	0	0	5,845,334

Republic of Marshall Islands	4,990,506	0	0	0	0	4,990,506

Payments for uncompleted contracted programs	18,881,266	126,390,594	0	18,881,266	0	126,390,594

Total	380,160,458	168,735,248	0	59,743,306	0	489,152,400

General Account

(3) Details of loans

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection	Others

Other short-term loans

Loans for development projects	53,022,262	17,500,000	53,022,262	0	17,500,000

Loans for emigration projects	360,693	478,170	360,693	36,499	441,671

Subtotal	53,382,955	17,978,170	53,382,955	36,499	17,941,671

Other long-term loans

Loans for development projects	169,762,281	0	0	98,262,281	71,500,000

Loans for emigration projects	342,799,284	3,463,880	2,378,041	25,928,019	317,957,104

Subtotal	512,561,565	3,463,880	2,378,041	124,190,300	389,457,104

Total	565,944,520	21,442,050	55,760,996	124,226,799	407,398,775

(Note)	“Others” shown under decrease during the period is due to transfer from long-term to short-term loans, debt waiver, assignment of claim, year-end translation difference, etc.

General Account

(4) Details of provisions

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Intended use	Others

Provision for bonuses	0	2,346,562,822	1,149,179,910	0	1,197,382,912

Total	0	2,346,562,822	1,149,179,910	0	1,197,382,912

(Note)	Increase during the period includes the provision for bonuses due to revision of accounting standards amounting to ¥1,149,179,910.

General Account

(5) Details of allowance for loan losses, etc.

							(Unit: Yen)
Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

(Development projects)

Short-term loans for development projects	53,022,262	(35,522,262)	17,500,000	8,800	(4,400)	4,400

Ordinary loans	28,500,000	(11,000,000)	17,500,000	8,800	(4,400)	4,400	Breakdown of the preservation of claims for the Year-end balance of loans is as follows: Bank guarantee ¥11,000,000 Joint and several guarantee ¥6,500,000
Claims probable in bankruptcy, claims probable in rehabilitation, and other	24,522,262	(24,522,262)	0	0	0	0

Long-term loans for development projects	169,762,281	(98,262,281)	71,500,000	80,766,681	(80,766,681)	0

Ordinary loans	89,000,000	(17,500,000)	71,500,000	4,400	(4,400)	0	Breakdown of the preservation of claims for the Year-end balance of loans is as follows: Joint and several guarantee ¥71,500,000
Claims probable in bankruptcy, claims probable in rehabilitation, and other	80,762,281	(80,762,281)	0	80,762,281	(80,762,281)	0

(Development projects in total)	222,784,543	(133,784,543)	89,000,000	80,775,481	(80,771,081)	4,400

(Emigration projects)

Short-term loans for emigration projects	360,693	80,978	441,671	130,968	44,729	175,697

Ordinary loans	360,693	80,978	441,671	130,968	44,729	175,697

Long-term loans for emigration projects	342,799,284	(24,842,180)	317,957,104	341,971,885	(24,277,571)	317,694,314

Ordinary loans	1,299,108	(862,724)	436,384	471,709	(298,115)	173,594

Doubtful loans	15,320,663	(3,262,801)	12,057,862	15,320,663	(3,262,801)	12,057,862

Claims probable in bankruptcy, claims probable in rehabilitation, and other	326,179,513	(20,716,655)	305,462,858	326,179,513	(20,716,655)	305,462,858

(Emigration projects in total)	343,159,977	(24,761,202)	318,398,775	342,102,853	(24,232,842)	317,870,011

Total	565,944,520	(158,545,745)	407,398,775	422,878,334	(105,003,923)	317,874,411

(Note)	Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

General Account

(6) Details of reserve for provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Total retirement benefit obligations	23,158,662,420	1,239,950,043	1,369,370,321	23,029,242,142
Retirement benefits	12,993,173,634	950,099,579	983,165,015	12,960,108,198
Defined benefit corporate pension plan	10,165,488,786	289,850,464	386,205,306	10,069,133,944
Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0
Plan assets	8,291,052,712	617,309,134	860,975,615	8,047,386,231
Provision for retirement benefits	0	15,490,250,617	508,394,706	14,981,855,911

(Note)	Increase during the period includes the provision for retirement benefits due to revision of accounting standards amounting to ¥14,867,609,708.

General Account

(7) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligations of restoration to original state based on a building lease agreement	276,125,850	0	0	276,125,850	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91

General Account

(8) Details of capital surplus

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Facility expenses	2,375,948,084	724,012,290	0	3,099,960,374	Increase due to acquisition of non-current assets
Operational grants	0	98,208,983	0	98,208,983	Increase due to long-term guarantee deposits
Capital reduction	2,771,220,202	0	0	2,771,220,202
Specified assets in Accounting Standard for Incorporated Administrative Agency No. 87	(122,494,000)	0	0	(122,494,000)
Lease contracts	(113,690,859)	0	0	(113,690,859)
Reserve fund carried over from the previous Mid-term Objective period	277,715,776	138,682,043	0	416,397,819	Increase due to acquisition of non-current assets
Total	5,188,699,203	960,903,316	0	6,149,602,519

General Account

(9) Details of operational grant liabilities, transfer for the current period, etc.

1. Details of changes in operational grant liabilities	(Unit: Yen)

Balance at the beginning of the period	Operational grants for the current period	Transfer for the current period				Offset by contra- accounts for provision	Balance at the end of the period
		Revenues from operational grants	Contra-accounts for assets funded by operational grants	Capital surplus	Subtotal
31,300,123,012	150,476,059,000	137,012,969,600	1,863,362,055	98,208,983	138,974,540,638	2,132,344,925	40,669,296,449

2. Details of the transfer amount from operational grant liabilities and the main usage

(1) Details of the transfer amount to operational grant revenue and the main usage			(Unit: Yen)

Classification	Revenues from operational grants	Main usages of operational grants
		Expenses	Main usages
Transfer based on operation achievement method
Priority development cooperation issues	94,763,631,562	94,754,146,005	Personnel expenses: ¥10,893,270,806, Outsourcing expenses: ¥43,084,724,467, Fees paid to experts: ¥20,436,733,906, Other expenses: ¥20,339,416,826
Partnerships with the private sector	5,907,274,244	5,907,274,244	Personnel expenses: ¥686,836,129, Outsourcing expenses: ¥4,266,616,035, Fees paid to experts: ¥537,499,197, Other expenses: ¥416,322,883
Partnerships with various development partners	23,998,489,718	24,016,385,449	Personnel expenses: ¥2,635,416,317, Fees paid to experts: ¥8,370,920,198, Outsourcing expenses: ¥4,238,574,593, Other expenses: ¥8,771,474,341
Strengthen foundations for operational implementation	3,753,982,787	3,698,731,815	Personnel expenses: ¥493,298,308, Fees paid to experts: ¥1,756,494,959, Outsourcing expenses: ¥599,663,467, Other expenses: ¥849,275,081
Common	0	32,318,677	Personnel expenses: ¥32,318,677
Transfer based on term method
Common	8,025,451,332	7,783,900,517	Personnel expenses: ¥2,771,181,676, Rents: ¥1,158,469,669, Other expenses: ¥3,854,249,172
Transfer based on the related expenses are incurred
Disaster relief activities	564,139,957	564,139,957	Traveling expenses: ¥91,249,008, Outsourcing expenses: ¥76,947,392, Other expenses: ¥395,943,557
Total	137,012,969,600	136,756,896,664

(2) Details of transfer amount to contra-accounts for assets funded by operational grants and capital surplus and main usages				(Unit: Yen)
Segment	Transfer amount to contra-accounts for assets funded by operational grants		Transfer amount to capital surplus
	Transfer amount	Main usages	Transfer amount	Main usages
Priority development cooperation issues	1,190,613,678	Software: ¥482,211,857 Software in progress: ¥368,545,045 Others: ¥339,856,776 Others: ¥194,774,355	56,979,049	Guarantee Deposit: ¥56,979,049
Partnerships with the private sector	73,356,587	Software: ¥30,334,089 Software in progress: ¥23,237,286 Others: ¥19,785,212	3,592,610	Guarantee Deposit: ¥3,592,610
Partnerships with various development partners	297,101,493	Software: ¥116,393,053 Software in progress: ¥89,162,350 Others: ¥91,546,090	13,784,980	Guarantee Deposit: ¥13,784,980
Strengthen foundations for operational implementation	135,686,702	Stored goods: ¥42,344,654 Machinery and equipment: ¥37,138,299 Others: ¥56,203,749	2,580,278	Guarantee Deposit: ¥2,580,278
Common	166,603,595	Software: ¥80,317,690 Building and accompanying facility: ¥76,219,297 Others: ¥10,066,608	21,272,066	Guarantee Deposit: ¥21,272,066
Total	1,863,362,055		98,208,983

3. Details of offset by contra-accounts for provision		(Unit: Yen)
Segment	Offset by provision of allowance
	Offset amount	Details of offset
Priority development cooperation issues	760,114,215	Contra-accounts for provision for bonuses: ¥760,114,215
Partnerships with the private sector	47,926,276	Contra-accounts for provision for bonuses: ¥47,926,276
Partnerships with various development partners	183,894,942	Contra-accounts for provision for bonuses: ¥183,894,942
Strengthen foundations for operational implementation	34,421,531	Contra-accounts for provision for bonuses: ¥34,421,531
Common	1,105,987,961	Contra-accounts for provision for bonuses: ¥122,822,946 Contra-accounts for provision for retirement benefits: ¥983,165,015
Total	2,132,344,925

4. Details of the balance of operational grant liabilities		(Unit: Yen)
Balance of operational grant liabilities		Reasons for the accrual of balance and revenue generation plan
Balance in relation to operations to which the revenue recognition method based on operation achievement is applied	39,754,607,452	The operation cycle of projects implemented upon requests from the governments of partnering countries in principle ranges over multiple business years. However, the balance is expected to be expensed during the current Mid-term Objective period.
Balance in relation to operations to which the revenue recognition method based on term is applied	0	The balance of operational grant liabilities is not carried forward to the next business year.
Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	914,688,997	The balance is expected to be disbursed for disaster relief activities in the event of major unforeseen disasters during the current Mid-term Objective period.
Total	40,669,296,449

General Account

(10) Details of facility expenses

(Unit: Yen)

Classification	Amount granted in the current period	Breakdown of the accounting treatment mentioned on the left side				Remarks
		Contra accounts for construction in progress funded by subsidy for facilities	Capital surplus	Revenues from subsidy for facilities	Revenues from expected amount to be granted from the national budget

Program to enhance disaster resilience in domestic offices	805,625,365	29,505,462	724,012,290	51,156,269	951,344

Total	805,625,365	29,505,462	724,012,290	51,156,269	951,344

(Note)	The specified expenses for which grant from the national budget is to be expected in the upcoming business years are recorded according to the Accounting Standard for Incorporated Administrative Agency No. 84 “Accounting method regarding the specific expenses for which grant from the national budget is subsequently measured”.

General Account

(11) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	187,765	13	5,973	3

Employees	16,146,624	1,971	1,009,511	101

Total	16,334,389	1,984	1,015,484	104

(Notes)

1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Standard of payment of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers and employees during the period is used.

4. Others There are no part-time officers or employees classified as external members.

General Account

(12) Segment information to be disclosed

										(Unit: Yen)

Classification	(1) Priority development cooperation issues	(2) Partnerships with the private sector	(3) Partnerships with various development partners	(4) Strengthen foundations for operational implementation	(5) Grant aid	(6) Contracted programs	(7) Other operations	Subtotal	(8) Corporate common expenses, etc.	Total
I. Administrative service operation cost
Expenses in the statement of income	99,955,250,040	6,302,319,863	24,182,240,723	4,526,441,747	89,235,571,294	9,017,480	109,998,710	224,320,839,857	26,409,788,449	250,730,628,306
Other administrative service operation cost
Depreciation not included in expenses	—	—	—	—	—	—	—	—	850,304,160	850,304,160
Disposal and sale differential not included in expenses									595,778,518	595,778,518
Total other administrative service operation cost									1,446,082,678	1,446,082,678
Administrative service operation cost	99,955,250,040	6,302,319,863	24,182,240,723	4,526,441,747	89,235,571,294	9,017,480	109,998,710	224,320,839,857	27,855,871,127	252,176,710,984
II. Cost being borne by the public for the operation of Incorporated Administrative Agency	99,690,158,040	6,302,319,863	24,182,240,723	4,526,441,747	89,235,571,294	(4,440,392)	0	223,932,291,275	24,685,943,879	248,618,235,154
III. Operating expenses, revenues, and profits and losses
Operating expenses	99,955,250,042	6,302,319,862	24,182,240,723	4,526,441,746	89,235,571,294	9,017,480	109,998,710	224,320,839,857	52,107,613	224,372,947,470
Outsourcing expenses	43,084,724,467	4,266,616,035	4,238,574,593	599,663,467	0	0	0	52,189,578,562	9,180,000	52,198,758,562
Fees paid to experts	20,436,733,906	537,499,197	8,370,920,198	1,788,921,065	0	4,845,439	100,203,600	31,239,123,405	0	31,239,123,405
Traveling expenses	6,442,108,451	141,565,934	543,193,868	101,675,251	0	0	0	7,228,543,504	0	7,228,543,504
Personnel expenses	10,893,270,806	686,836,129	2,635,416,317	493,298,308	0	0	0	14,708,821,560	0	14,708,821,560
Rents	2,168,401,424	136,720,776	524,602,812	98,195,370	0	0	0	2,927,920,382	0	2,927,920,382
Fund provision	0	0	0	0	89,235,571,294	0	0	89,235,571,294	0	89,235,571,294
Other expenses	16,930,010,988	533,081,791	7,869,532,935	1,444,688,285	0	4,172,041	9,795,110	26,791,281,150	42,927,613	26,834,208,763
General administrative expenses	—	—	—	—	—	—	—	—	8,989,311,684	8,989,311,684
Fees paid to experts	—	—	—	—	—	—	—	—	450,115,879	450,115,879
Personnel expenses	—	—	—	—	—	—	—	—	2,803,500,353	2,803,500,353
Rents	—	—	—	—	—	—	—	—	1,158,469,669	1,158,469,669
Other expenses	—	—	—	—	—	—	—	—	4,577,225,783	4,577,225,783
Depreciation	—	—	—	—	—	—	—	—	1,203,827,552	1,203,827,552
Financial expenses									107,581,275	107,581,275
Miscellaneous loss	0	0	0	0	0	0	0	0	151,680	151,680
Total	99,955,250,042	6,302,319,862	24,182,240,723	4,526,441,746	89,235,571,294	9,017,480	109,998,710	224,320,839,857	10,352,979,804	234,673,819,661

Operating revenues
Revenues from operational grants	94,763,631,562	5,907,274,244	23,998,489,718	4,318,122,744	0	0	0	128,987,518,268	8,025,451,332	137,012,969,600
Revenues from grant aid	0	0	0	0	89,235,571,294	0	0	89,235,571,294	0	89,235,571,294
Revenues from contracted programs	0	0	0	0	0	13,457,872	0	13,457,872	0	13,457,872
Revenues from interest on development projects	0	0	0	0	0	0	0	0	249,620	249,620
Revenues from emigration projects	0	0	0	0	0	0	0	0	204,458	204,458
Donations	0	0	0	0	0	0	109,998,710	109,998,710	0	109,998,710
Revenue from subsidy for facilities	0	0	0	0	0	0	0	0	51,156,269	51,156,269
Revenues from expected amount to be granted from the national budget	0	0	0	0	0	0	0	0	951,344	951,344
Reversal of allowance for loan losses	0	0	0	0	0	0	0	0	14,822,279	14,822,279
Reversal of contra-accounts for assets funded by operational grants	0	0	0	40,846,030	0	0	0	40,846,030	1,161,856,120	1,202,702,150
Revenues from contra-accounts for provision for bonuses	0	0	0	0	0	0	0	0	1,197,382,912	1,197,382,912
Revenues from contra-accounts for provision for retirement benefits	0	0	0	0	0	0	0	0	1,097,411,218	1,097,411,218
Financial revenues	0	0	0	0	0	0	0	0	5,865,203	5,865,203
Miscellaneous income	265,092,000	0	0	0	0	0	0	265,092,000	3,142,189,866	3,407,281,866
Total	95,028,723,562	5,907,274,244	23,998,489,718	4,358,968,774	89,235,571,294	13,457,872	109,998,710	218,652,484,174	14,697,540,621	233,350,024,795

Operating income and loss	(4,926,526,480)	(395,045,618)	(183,751,005)	(167,472,972)	0	4,440,392	0	(5,668,355,683)	4,344,560,817	(1,323,794,866)

IV. Extraordinary income and losses, etc.
Extraordinary losses	0	0	0	0	0	0	0	0	16,056,808,645	16,056,808,645
Extraordinary income	0	0	0	0	0	0	0	0	16,042,426,028	16,042,426,028
Net income and loss	(4,804,257,340)	(365,985,043)	(463,871,816)	(38,681,876)	0	4,440,392	0	(5,668,355,683)	4,330,178,200	(1,338,177,483)
Reversal of reserve fund carried over from the previous Mid-term Objective period	3,909,124,708	310,209,225	237,686,813	1,976,597	0	0	0	4,458,997,343	0	4,458,997,343
Total income and loss for the current year	(895,132,632)	(55,775,818)	(226,185,003)	(36,705,279)	0	4,440,392	0	(1,209,358,340)	4,330,178,200	3,120,819,860

V. Total assets
Cash and deposits	0	0	0	0	180,918,337,136	29,407,521	3,268,938,670	184,216,683,327	48,268,425,148	232,485,108,475
Advance payments	18,333,961,386	588,132,610	1,692,401,591	100,141,379	0	0	0	20,714,636,966	0	20,714,636,966
Buildings	0	0	0	0	0	0	0	0	21,558,519,131	21,558,519,131
Other assets	368,771,898	9,465,009	35,926,610	367,590,350	178,714	134,820,287	89,650,746	1,006,403,614	42,832,109,235	43,838,512,849
Total	18,702,733,284	597,597,619	1,728,328,201	467,731,729	180,918,515,850	164,227,808	3,358,589,416	205,937,723,907	112,659,053,514	318,596,777,421

(Note) 1. Segment classification and main descriptions

Operations are classified into six segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency.

Operations in relation to donations and operations prescribed in Article 13 are organized as other operations.

1) Priority development cooperation issues

2) Partnerships with the private sector

3) Partnerships with various development partners

4) Strengthen foundations for operational implementation

5) Grant aid

6) Contracted programs

2. Disclosure of operating expenses

Operating expenses are classified in operating expenses in the statement of income according to their nature. Items that account for less than 5% of the total amount allocated to each segment are included in other expenses.

The relationship between operating expenses in this list and operating expenses in the Statement of Income is as follows:

1) Priority development cooperation issues: amount of expenses for priority sectors and region

2) Partnerships with the private sector: amount of expenses for private sector partnership

3) Partnerships with various development partners: amount of expenses for domestic partnerships

4) Strengthen foundations for operational implementation: amount of expenses for other operations

5) Grant aid: amount of expenses for grant aid

6) Contracted programs: amount of expenses for contracted programs

7) Other operations: amount of expenses for donation projects

8) Corporate common expenses, etc.: amounts of facility expenses

(2) Personnel expenses and rents which are recorded in administrative service operation cost and general administrative expenses that have been classified as corporate common expenses, etc. cannot be allocated to each segment due to the following reasons:

1) Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform.

2) Rents: a wide variety of buildings are included in target property and they are used for multiple operations.

3. Assets are listed in accordance with the accounts in the balance sheet. Items that account for less than 5% of total assets are included in other assets.

4. Because operating expenses for 1) Priority development cooperation issues are financed by operational grants and revenues from operations, equivalent amounts are shown as miscellaneous income in operating revenues.

5. “-” is shown in the columns of items which have been allocated only to corporate common expenses, etc., because they cannot be allocated to individual segments.

General Account

(13) Details of grant-in-aid for scientific research

			(Unit: Yen)
Classification	Amount granted in the current period	Number of the projects	Remarks
Grant-in-Aid for Scientific Research on Innovative Area	(10,000) 3,000	1	Japan Society for the Promotion of Science Grant-in-Aid for Scientific Research
Grant-in-Aid for Scientific Research A	(30,000) 9,000	1
Grant-in-Aid for Scientific Research B	(350,000) 105,000	3
Grant-in-Aid for Scientific Research C	(3,510,000) 1,053,000	3
Grant-in-Aid for Young Scientists B	(0) 0	1
Grant-in-Aid for Young Scientists	(2,284,471) 685,342	2
Grant-in-Aid for Scientific Literature	(1,900,000) 570,000	1
Total	(8,084,471) 2,425,342	12

(Note)	Amount granted in the current period indicate the amount equivalent to indirect expenses. The amount equivalent to direct expenses are indicated in parentheses ( ).

General Account

(14) Details of main assets and liabilities other than those mentioned above

1. Cash and deposits

		(Unit: Yen)
Classification	Amount	Remarks

Cash	2,775,648

Cash in foreign currency	62,933,941

Deposit accounts	222,558,915,078

Checking accounts	4,844,815

Deposit accounts in foreign currency	249,337,886

Checking accounts in foreign currency	3,606,301,107

Time deposits	6,000,000,000

Total	232,485,108,475

2. Advance payments

			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	20,714,636,966	Nippon Koei Co., Ltd., etc.
Total	20,714,636,966

3. Funds for grant aid
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Funds for grant aid	178,788,340,785	Republic of the Union of Myanmar, etc.
Total	178,788,340,785
4. Accounts payable
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	15,584,054,555	JV Yachiyo Engineering Co., Ltd., etc.

General administrative expenses	1,916,358,211	Accenture Japan Ltd, etc.

Expenses for contracted programs	26,094,750	National University Corporation Kyoto University, etc.

Expenses for grant aid	2,130,175,065	The Government of United Republic of Tanzania, etc.

Expenses for donation projects	2,065,997	Nonprofit Organization River Aid Japan, etc.

Subsidy for facilities	192,903,395	Fukokukensetsu Co.,Ltd., etc.

Specific purpose expenses	14,439,075	NEC Nexsolutions, Ltd., etc.

Others	142,980,778	Mutual Aid Association of JICA, etc.
Total	20,009,071,826

General Account

(15) Details of affiliated companies and relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)			(Relevant public interest corporations, etc.)

Items	Japan Overseas Cooperative Association			The Association of Nikkei & Japanese Abroad
Outline of operations

(1)  International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2)  Assistance for postdisaster restoration and peace-building activities.

(3)  Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4)  Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5)  Activities to support integrated community building and human resource development involving various sectors for the purpose of regional revitalization in cooperation in local communities.

① Planning, support on coordination and implementation of project for the purpose of integrated community building including various sectors such as education, welfare service and industrial promotion

② Category II social welfare services prescribed in article 2 of the Social Welfare Act

(a)  Based on Child Welfare Act:

-  day care services for handicapped children

-  consultation services for handicapped children

-  after-school child sound upbringing services

-  regional base services of the child care support

-  nursery center management services

(b) Based on act on Social Welfare for the Elderly

-  senior in-home care services

-  senior day-services

(c)  Based on act to comprehensively support daily and social lives of persons with disabilities

-  welfare services for persons with disabilities

-  consultation support services

-  services to support regional life

-  management of community activity support centers

③ Human resource development and training

(6)  Other activities necessary to achieve the objectives of the Association.

(1)   Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2)   Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3)   Collaboration with municipalities and international exchange associations

(4)   Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5)   Provision of information and collaboration regarding migration and overseas expansion of businesses

(6)   Establishment and operation of centers for Japanese abroad

(7)   Consultations and intermediation for and regarding Japanese abroad

(8)   Publicity of and edification regarding situations in Japan

(9)   Organizing of the convention of Nikkei and Japanese abroad

(10)  Edification regarding investment from overseas, investment overseas, and businesses

(11)  Other activities necessary for the fulfillment of public good

Name of officers	Number of officers: 10 Representative director and president: Ryosei Oya Board member: Kazuto Kitano (Former Director General of the Nihonmatsu Training Center of JICA)			Number of officers: 16 (Representative Director) President: Kamon Iizumi

Association chart on transactions between relevant public interest corporations and JICA
Japan Overseas Cooperative Association
	JICA			JICA	The Association of Nikkei & Japanese Abroad

		(Operation Consignment)			(Operation Consignment)

Assets		1,567,246,600 yen			148,002751 yen

Liabilities		435,915,062 yen			105,975,246 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		890,266,400 yen			51,457,779 yen

Changes in general net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	24,200,000 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues	3,050,354,851 yen		- Other revenues	400,047,498 yen

¡ Expenses	¡ Expenses	3,045,189,713 yen		¡ Expenses	409,477,772 yen

Changes in specified net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	211,700,000 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues	0 yen		- Other revenues	0 yen

¡ Expenses	¡ Expenses	0 yen		¡ Expenses	0 yen

Balance of net assets at the end of the business year		1,131,331,538 yen			42,027,505 yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-			-

Total revenues for the current period		-			-

Total expenditures for the current period		-			-

Net balance of revenues and expenditures for the current period		-			-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A			N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 312,337,203 yen, Accounts receivable: 385,978 yen			Accounts payable: 9,817,909 yen, Accounts receivable: 193,955 yen

Details of debt guarantee	N/A			N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	2,572,546,662 yen		Total operating revenues:	363,387,086 yen
	(Breakdown: JICA transactions	1,178,077,796 yen	45.8%)	(Breakdown: JICA transactions	200,279,534 yen	55.1%)
	Competitive contract	(809,795,927 yen	68.7%)	Competitive contract	(96,868,083 yen	48.3%)
	Planning competition and public selection	(20,655,148 yen	1.8%)	Planning competition and public selection	(21,935,231 yen	11.0%)
	Non-competitive negotiated contracts, etc.	(347,626,721 yen	29.5%)	Non-competitive negotiated contracts, etc.	(81,476,220 yen	40.7%)

(Note 1)  The above amount pertains to the period from April 1, 2018, through March 31, 2019.

(Note 2)  Pursuant to “Concerning the revision of the accounting standards for public-interest corporations (agreement from the liaison council of relevant agencies guidance, supervision, etc., of public-interest corporations, etc., of October 14, 2004) (“Accounting Standards for Public-interest Corporations” hereinafter),” the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note 1)  The above amount pertains to the period from April 1, 2018, through March 31, 2019.

(Note 2)  Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Kitakyushu International Techno-Cooperative Association				Pacific Resource Exchange Center
Outline of operations

(1)   Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2)   Planning and undertaking of activities to promote international goodwill

(3)   Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

(1)   Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2)   Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3)   Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries.

(4)   Gathering information and research/study related to economic cooperation

(5)   Public awareness and publicity concerning the aforementioned activities

(6)   Other activities necessary for the achievement of objectives of this corporate body

Name of officers	Number of officers: 11 President: Hideki Furuno				Number of officers: 18 Representative Director: Kiyoshi Otsubo

Association chart on transactions between relevant public interest corporations and JICA
		Kitakyushu International Techno-Cooperative Association					Pacific Resource Exchange Center
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		667,823,411 yen					4,715,813,303 yen

Liabilities		18,877,886 yen					66,634,570 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		643,985,996 yen					4,611,330,414 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		32,700,000 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		165,044,576 yen		- Other revenues			185,370,891 yen

¡ Expenses	¡ Expenses		192,785,047 yen		¡ Expenses			147,522,572 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		648,945,525 yen					4,649,178,733 yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 2,805,840 yen				Accounts payable: 13,241,850 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	145,820,693 yen			Total operating revenues:	63,887,067 yen
	(Breakdown: JICA transactions		120,698,917 yen	82.8%)	(Breakdown: JICA transactions			45,419,231yen	71.1%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		120,698,917 yen	100.0%)	Planning competition and public selection	(		45,419,231 yen	100.0%)
	Non-competitive negotiated contracts, etc. (		0 yen	0.0%)	Non-competitive negotiated contracts, etc.	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2018, through March 31, 2019.				(Note 1) The above amount pertains to the period from April 1, 2018, through March 31, 2019.
	(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.				(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)			(Relevant public interest corporations, etc.)

Items	Overseas Agricultural Development Association			Agricultural Development Consultants Association
Outline of operations

(1)  Proposal regarding effective undertaking of overseas agricultural development cooperation

(2)  Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3)  Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4)  Research and study regarding overseas agricultural development cooperation

(5)  Gathering and providing of information regarding overseas agricultural development cooperation

(6)  Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7)  Capacity building and securing of personnel who engage in rural community promotion in Japan

(8)  Establishment and operation of necessary facilities for aforementioned activities

(9)  Other activities necessary to fulfill the aims of this organization

(1)   Technical research to create projects for overseas agricultural development

(2)   Research of information and gathering of material regarding overseas agricultural development

(3)   Guidance and advice for consulting firms and organizations

(4)   Organizing lectures and symposiums regarding overseas technical assistance

(5)   Support regarding activities for overseas agricultural development

(6)   Other activities necessary to fulfill the aims of this association

Name of officers	Number of officers: 9 President: Hidekazu Toyohara			Number of officers: 8 Chairman: Shigeyasu Aoyama Director: Ryuzo Nishimaki (Former Director General of Rural Development Department of JICA)

Association chart on transactions between relevant public interest corporations and JICA
Overseas Agricultural Development Association
	JICA			JICA	Agricultural Development Consultants Association

		(Operation Consignment)			(Operation Consignment)

Assets		27,281,902 yen			107,894,139 yen

Liabilities		26,041,879 yen			7,889,713 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		(7,459,632) yen			106,348,995 yen

Changes in general net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen		- Subsidy received, etc.	40,642,000 yen

- Other revenues	- Other revenues	138,989,440 yen		- Other revenues	67,778,043 yen

¡ Expenses	¡ Expenses	130,289,785 yen		¡ Expenses	114,764,612 yen

Changes in specified net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues	0 yen		- Other revenues	0 yen

¡ Expenses	¡ Expenses	0 yen		¡ Expenses	0 yen

Balance of net assets at the end of the business year		1,240,023 yen			100,004,426 yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-			-

Total revenues for the current period		-			-

Total expenditures for the current period		-			-

Net balance of revenues and expenditures for the current period		-			-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A			N/A

Details of receivables and payables to relevant public interest corporations	Accounts receivable: 1,373,170 yen			Accounts payable: 3,341,247 yen, Accounts receivable: 27,478 yen

Details of debt guarantee	N/A			N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	137,242,989 yen		Total operating revenues:	58,636,750 yen
	(Breakdown: JICA transactions	103,290,302 yen	75.3%)	(Breakdown: JICA transactions	37,360,750 yen	63.7%)
	Competitive contract	(0 yen	0.0%)	Competitive contract	(0 yen	0.0%)
	Planning competition and public selection	(103,284,382 yen	100.0%)	Planning competition and public selection	(37,360,750 yen	100.0%)
	Non-competitive negotiated contracts, etc.	(5,920 yen	0.0%)	Non-competitive negotiated contracts, etc.	(0 yen	0.0%)

(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note 1)  The above amount pertains to the period from April 1, 2018, through March 31, 2019.

(Note 2)  Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Supporting Organization of J.O.C.V.				Japan and Overseas Forestry Consultants Associate
Outline of operations

(1)  Activities for the diffusion of cooperation volunteers’ activities for awareness raising and for understanding promotion

(2)  Activities for promoting participation in cooperation volunteers

(3)  Activities for assisting cooperation volunteers’ local activities

(4)  Activities for leveraging cooperation volunteers’ experience for society

(5)  Social contribution projects based on collaboration with citizen volunteers

(6)  Activities for placement and staffing

(7)  Other activities necessary to achieve the objectives of this corporation

(1)   Survey regarding forest and forestry

(2)   Technical Development on Forest and Forestry

(3)   Operation on reforestation

(4)   Advice and guidance on forest and forestry

(5)   Training and seminar on forest and forestry

(6)   Collection of information on forest and forestry

(7)   Other activities necessary for the attainment of JOFCA objectives

Name of officers	Number of officers: 16 President: Yasuhiro Yamamoto Standing Director General: Kazuhisa Matsuoka (Former Senior Vice President of JICA)				Number of officers: 11 Representative Director: Fusho Ozawa

Association chart on transactions between relevant public interest corporations and JICA
Supporting Organization of J.O.C.V.
	JICA				JICA	Japan and Overseas Forestry Consultants Association

		(Operation Consignment)				(Operation Consignment)

Assets			49,624,729 yen			183,315,636 yen

Liabilities			9,378,210 yen			138,862,793 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year			44,895,353 yen			50,386,554 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		3,000,000 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues		113,509,065 yen		- Other revenues	245,595,155 yen

¡ Expenses	¡ Expenses		121,157,899 yen		¡ Expenses	251,528,866 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues	0 yen

¡ Expenses	¡ Expenses		0 yen		¡ Expenses	0 yen

Balance of net assets at the end of the business year			40,246,519 yen			44,452,843 yen

(Statement of activities)

Balance of net assets at the beginning of the business year			-			-

Total revenues for the current period			-			-

Total expenditures for the current period			-			-

Net balance of revenues and expenditures for the current period			-			-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 11,989,962 yen				Accounts payable: 31,535,000 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	100,007,507 yen			Total operating revenues:	224,766,174 yen
	(Breakdown: JICA transactions		86,921,819 yen	86.9%)	(Breakdown: JICA transactions	215,307,181 yen	95.8%)
	Competitive contract		(83,483,025 yen	96.0%)	Competitive contract	(0 yen	0.0%)
	Planning competition and public selection		(0 yen	0.0%)	Planning competition and public selection	(215,306,501 yen	100.0%)
	Non-competitive negotiated contracts, etc.		(3,438,794 yen	4.0%)	Non-competitive negotiated contracts, etc.	(680 yen	0.0%)

	(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.				(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Takikawa International Exchange Association				Tokachi Regional Activation Support Organization
Outline of operations

(1)   Activities for international exchange

(2)   Activities for international cooperation

(3)   Activities for fostering international understanding

(4)   Activities for promoting multiculturalism

(5)   Other activities necessary to fulfill the purposes of the Association

(1)   Business about local problem solution

(2)   Business about activation of area

(3)   Business related to employee training, recruitment activities, and internships at local companies

(4)   Other business required to achieve the purpose of the corporation

Name of officers	Number of officers: 22 President: Norikazu Mizuguchi				Number of officers: 7 Representative Director: Hideaki Yamamoto

Association chart on transactions between relevant public interest corporations and JICA
		Takikawa International Exchange Association					Tokachi Regional Activation Support Organization
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		49,141,928 yen					9,159,190 yen

Liabilities		591,554 yen					11,019,167 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		44,448,035 yen					(1,279,073) yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		5,850,000 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		41,828,129 yen		- Other revenues			44,503,690 yen

¡ Expenses	¡ Expenses		43,575,790 yen		¡ Expenses			45,084,594 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		48,550,374 yen					(1,859,977) yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 266,000 yen				Accounts receivable: 588,918 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	39,121,942 yen			Total operating revenues:	44,503,442 yen
	(Breakdown: JICA transactions		27,159,032 yen	69.4%)	(Breakdown: JICA transactions			29,768,424yen	66.9%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		23,017,021 yen	84.7%)	Planning competition and public selection	(		29,768,424 yen	100.0%)
	Non-competitive negotiated contracts, etc. (		4,142,011 yen	15.3%)	Non-competitive negotiated contracts, etc.	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2018, through March 31, 2019.				(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.
(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Overseas Vocational Training Association				Foundation for Advanced Studies on International Development
Outline of operations

(1)   Capacity building of necessary personnel for the planning and promotion of overseas vocational training

(2)   Undertaking of necessary international cooperation such as guidance and advice regarding establishment and operation of training institutions for the planning and promotion of overseas vocational training

(3)   Development and providing of necessary training material and methodology for the planning and promotion of overseas vocational training

(4)   Gathering and providing necessary information and material for the planning and promoting of overseas vocational training

(5)   Assisting the training for foreign trainees in Japan

(6)   Promotion of exchange between foreign trainees and Japanese local communities and families

(7)   Other activities necessary to fulfill the aims of this organization

(1)   Cultivation of human resources for international development

(2)   Research and surveys for international development and assistance policy

(3)   Cooperation for advanced studies regarding international development

(4)   Technical cooperation projects overseas

(5)   Cooperation for private-sector business activities contributing to international development

(6)   Dissemination of information, edification, and publicity regarding international development

(7)   Activities in Japan drawing on insights from aforementioned activities

(8)   Other activities necessary to fulfill the aims of this foundation

Name of officers	Number of officers: 8 President: Mitsuru Kato				Number of officers: 7 President: Tsuneo Sugishita

Association chart on transactions between relevant public interest corporations and JICA
		Overseas Vocational Training Association					Foundation for Advanced Studies on International Development
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		198,724,342 yen					768,729,702 yen

Liabilities		56,365,440 yen					84,378,119 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		205,495,347 yen					709,355,893 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			1,000,000 yen

- Other revenues	- Other revenues		109,902,486 yen		- Other revenues			314,443,614 yen

¡ Expenses	¡ Expenses		173,038,931 yen		¡ Expenses			340,447,924 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		0 yen		¡ Expenses			0 yen

Balance of net assets at the end of the business year		142,358,902 yen					684,351,583 yen

(Statement of activities)

Balance of net assets at the beginning of the business year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 48,974,093 yen				Accounts payable: 68,657,296 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	108,685,257 yen			Total operating revenues:	257,106,084 yen
	(Breakdown: JICA transactions		80,367,869 yen	73.9%)	(Breakdown: JICA transactions			98,450,468 yen	38.3%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		4,883,544 yen	5.0%)
	Planning competition and public selection (		77,753,254 yen	96.7%)	Planning competition and public selection	(		93,019,200 yen	94.5%)
	Non-competitive negotiated contracts, etc. (		2,614,615 yen	3.3%)	Non-competitive negotiated contracts, etc.	(		547,724 yen	0.5%)

	(Note 1) The above amount pertains to the period from April 1, 2018, through March 31, 2019.				(Note 1) The above amount pertains to the period from April 1, 2018, through March 31, 2019.
	(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.				(Note 2) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	The Overseas Coastal Area Development Institute of Japan				Asia SEED
Outline of operations

(1)   Research and studies for projects

1.  Research and studies on global coastal area development and international logistics

2.  Cooperative projects related to coastal development and logistics overseas

(2)   International cooperation support activities

1.  Transfer of Japanese technology concerning coastal development and logistics

2.  Gathering and analyzing information on global coastal development and international logistics

(3)   International exchange and publicity

1.  Promotion of international relations with overseas researchers and experts on coastal development and logistics

2.  Organizing of study sessions and lectures and publications on global coastal development and international logistics

3.  Joint research on global coastal development and international logistics with domestic and overseas institutions

(4)   Other activities necessary for fulfilling the aims of the Center

(1)   Activities for promoting social education

(2)   Activities for promoting development of communities

(3)   Activities for promoting science, culture, arts or sports

(4)   Activities for preserving the environment

(5)   Activities of international cooperation;

(6)   Activities for developing an information society

(7)   Activities for promoting science and technology

(8)   Activities for vitalizing economy

(9)   Activities for supporting the development of professional skills or the expansion of employment opportunities

(10)  Activities for doing liaison work, or for providing advice or assistance for the operations

Name of officers	Number of officers: 9 Chairman: Shoji Muneoka				Number of officers: 14 Chairman: Masahiro Hamano

Association chart on transactions between relevant public interest corporations and JICA
The Overseas Coastal Area Development institute of Japan
	JICA				JICA		Asia SEED

		(Operation Consignment)				(Operation Consignment)

Assets		1,752,462,671 yen					366,822,898 yen

Liabilities		84,819,843 yen					117,979,206 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		1,626,241,457 yen					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		-

- Other revenues	- Other revenues	645,364,277 yen			- Other revenues		-

¡ Expenses	¡ Expenses	603,962,906 yen			¡ Expenses		-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		-

- Other revenues	- Other revenues	0 yen			- Other revenues		-

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		-

Balance of net assets at the end of the business year		1,667,642,828 yen					-

(Statement of activities)

Balance of net assets at the beginning of the business year		-					198,138,709 yen

Total revenues for the current period		-					378,625,323 yen

Total expenditures for the current period		-					327,920,340 yen

Net balance of revenues and expenditures for the current period		-					50,704,983 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 16,403,040 yen				Accounts payable: 58,723,600 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	631,680,743 yen			Total operating revenues:		377,479,133 yen
	(Breakdown: JICA transactions		306,352,953 yen	48.5%)	(Breakdown: JICA transactions			219,130,812 yen	58.1%)
	Competitive contract (		120,719 yen	0.1%)	Competitive contract	(		215,910,572 yen	98.5%)
	Planning competition and public selection (		268,480,591 yen	87.6%)	Planning competition and public selection	(		3,220,240 yen	1.5%)
	Non-competitive negotiated contracts, etc. (		37,751,643 yen	12.3%)	Non-competitive negotiated contracts, etc.	(		0 yen	0.0%)

(Note) Pursuant to “Accounting Standards for Public-interest Corporations”, the entity is not legally required to create a statement of revenues and expenses; hence, such statement is not prepared.

(Note 1)  The above amount pertains to the period from April 1, 2018, through March 31, 2019.

(Note 2)  Pursuant to “the Amendment Act to Promote Specified Nonprofit Activities (established as Act No. 70 of 2011) (“the Act to Promote Specified Nonprofit Activities” hereinafter)”, the statement of activities is prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Okinawa Environment Club				Non-profit Organization Kyushu International Cooperative Association, Japan
Outline of operations

(1)   Conservation of regional nature and environment

(2)   Promotion of environmental education

(3)   Community development making use of natural and environmental features

(4)   Necessary research and studies; gathering and providing of information

(5)   Publication of newsletters, etc.

(1)   Activities to provide advice to overseas volunteer undertaking, such as government development assistance activities, support for research, studies and evaluation, and cooperation

(2)   Activities including international exchange by municipalities and various organizations, planning for international cooperation undertaking, and support and cooperation for research and studies

(3)   Organizing training and lectures, etc., to promote self-development of young people through international understanding and publicity

(4)   Activities to promote international cooperation through personnel exchange and cultural and technical assistance with regional communities of developing nations, etc.

(5)   Activities to help returnees of overseas cooperation volunteers find jobs, with a view to disseminating volunteer experiences throughout society

(6)   Activities for sales and providing information regarding goods and publications for promotion of the activities

Name of officers	Number of officers: 7 President: Kuniki Shimoji				Number of officers: 15 Chairperson: Akinobu Yumiba

Association chart on transactions between relevant public interest corporations and JICA
		Okinawa Environment Club					Non-profit Organization Kyushu International Cooperative Association
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		24,878,247 yen					21,447,664 yen

Liabilities		7,177,444 yen					2,707,179 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		-					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Balance of net assets at the end of the business year		-					-

(Statement of activities)

Balance of net assets at the beginning of the business year		17,014,496 yen					22,533,472 yen

Total revenues for the current period		27.272,791 yen					26,026,998 yen

Total expenditures for the current period		26,586,484 yen					29,819,985 yen

Net balance of revenues and expenditures for the current period		686,307 yen					(3,792,987) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	N/A				Accounts payable: 4,378,909 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	26,565,037 yen			Total operating revenues:	25,702,641 yen
	(Breakdown: JICA transactions		25,189,616 yen	94.8%)	(Breakdown: JICA transactions			21,645,456 yen	84.2%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		18,635,367 yen	86.1%)
	Planning competition and public selection (		25,189,616 yen	100.0%)	Planning competition and public selection	(		3,010,089 yen	13.9%)
	Non-competitive negotiated contracts, etc. (		0 yen	0.0%)	Non-competitive negotiated contracts, etc.	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2018, through March 31, 2019.				(Note ) Pursuant to “the Act to Promote Specified Nonprofit Activities”, the statement of activities is prepared.
(Note 2) Pursuant to “the Act to Promote Specified Nonprofit Activities”, the statement of activities is prepared.

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	International Farmers Participation Technical Net-work				Lequio Wings
Outline of operations

(1)   Activities regarding international cooperation

1.  As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

2.  Gathering and providing information on agricultural technology for small-scale farmers

3.  Survey of situations of local agriculture, and research and development for appropriate technologies

4.  Capacity building of local residents and technological support

5.  Training in Japan as well as at operation site

6.  Support through dispatching experts

(2)   Activities related to revitalization of economic activities

1.  Cooperation for participatory rural development through appropriate agricultural technology

2.  Cooperation for farmers to participate in local agricultural cooperatives, etc.

3.  Cooperation for training of appropriate agricultural technology for local farmers

(3)   Activities related to promotion of learning

1.  Development, research, and study of appropriate technology for local small-scale farmers

2.  Exchange with Japanese farmers, students and experts engaging in international cooperation

3.  Support and cooperation to universities and research institutions

(1)  International cooperation activities

(2)  International exchange activities

(3)  Activities regarding to capacity building

(4)  Activities regarding culture, sports, education, and academic exchange

(5)  Activities regarding promotion of communities in Okinawa

(6)  Support for the socially vulnerable and activities to promote peace

(7)  Other activities necessary for fulfilling the aims of this organization

Name of officers

Number of officers: 7

President: Hai Sakurai

Director: Kazuo Nagai

(Former Director General of the Tsukuba Center of JICA)

Director: Yoshiaki Kono

(Former Director General of the Tokyo Center of JICA

Director: Yoshihiko Nishimura

(Former Deputy Director of the Tsukuba Center of JICA)

Number of officers: 7 President: Chochu Awa

Association chart on transactions between relevant public interest corporations and JICA
		International Farmers Participation Technical Net-work					Lequio Wings
	JICA				JICA

	(Operation Consignment)					(Operation Consignment)

Assets		33,659,666 yen					20,546,711 yen

Liabilities		16,609,598 yen					1,347,516 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the business year		-					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		-		- Subsidy received, etc.			-

- Other revenues	- Other revenues		-		- Other revenues			-

¡ Expenses	¡ Expenses		-		¡ Expenses			-

Balance of net assets at the end of the business year		-					-

(Statement of activities)

Balance of net assets at the beginning of the business year		13,319,699 yen					18,743,624 yen

Total revenues for the current period		83,210,312 yen					50,261,942 yen

Total expenditures for the current period		79,479,943 yen					49,806,371 yen

Net balance of revenues and expenditures for the current period		3,730,369 yen					455,571 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	N/A				N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	83,103,260 yen			Total operating revenues:		50,006,713 yen
	(Breakdown: JICA transactions		61,228,565 yen	73.7%)	(Breakdown: JICA transactions			39,504,412 yen	79.0%)
	Competitive contract (		12,633,840 yen	20.6%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		48,244,864 yen	78.0%)	Planning competition and public selection	(		23,986,760 yen	60.7%)
	Non-competitive negotiated contracts, etc. (		349,861 yen	0.6%)	Non-competitive negotiated contracts, etc.	(		15,517,652 yen	39.3%)

	(Note) Pursuant to “the Act to Promote Specified Nonprofit Activities”, the statement of activities is prepared.				(Note) Pursuant to “the Act to Promote Specified Nonprofit Activities”, the statement of activities is prepared.

Independent Auditor’s Report

Mr. Shinichi Kitaoka, President

Japan International Cooperation Agency

Opinion

We have audited the accompanying financial statements of the finance and investment account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2020, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the finance and investment account of the Agency as at March 31, 2020, and its financial performance and its cash flows for the year then ended in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Responsibilities of President, the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•

Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

•

Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC

Tokyo, Japan

June 24, 2020

/s/ Motoki Nagao
Motoki Nagao
Designated Engagement Partner
Certified Public Accountant

/s/ Takuya Kodama
Takuya Kodama
Designated Engagement Partner
Certified Public Accountant

/s/ Kazuya Hosono
Kazuya Hosono
Designated Engagement Partner
Certified Public Accountant

Balance Sheet

(as of March 31, 2020)

Finance and Investment Account				(Unit: Yen)

Assets
I Current assets
Cash and deposits		180,955,826,489
Loans	12,614,846,099,374
Allowance for loan losses	(142,052,753,983)	12,472,793,345,391

Advance payments		16,209,089,386
Prepaid expenses		10,641,604
Accrued income
Accrued interest on loans	25,929,096,839
Accrued commitment charges	405,875,382
Accrued interest	44,731,372	26,379,703,593

Accounts receivable		1,195,900,211
Goods in transit		16,317,462
Suspense payments		47,470,872
Advances paid		193,614
Short-term guarantee deposits		8,630,000,000

Total current assets			12,706,238,488,622

II Non-current assets
1 Tangible assets
Buildings	4,030,423,078
Accumulated depreciation	(1,229,114,042)
Accumulated impairment loss	(664,850,656)	2,136,458,380

Structures	98,256,953
Accumulated depreciation	(30,025,751)
Accumulated impairment loss	(11,670,468)	56,560,734

Machinery and equipment	199,154,780
Accumulated depreciation	(75,487,995)
Accumulated impairment loss	(102,287,680)	21,379,105

Vehicles	551,924,127
Accumulated depreciation	(265,977,287)	285,946,840

Tools, furniture, and fixtures	779,093,874
Accumulated depreciation	(521,720,646)	257,373,228

Land	12,703,270,000
Accumulated impairment loss	(6,091,196,973)	6,612,073,027

Construction in progress		321,626

Total tangible assets		9,370,112,940
2 Intangible assets
Trademark rights		223,818
Software		5,299,618,858
Software in progress		355,029,191

Total intangible assets		5,654,871,867
3 Investments and other assets
Investment securities		3,875,388,472
Shares of affiliated companies		46,732,120,903
Money held in trust		52,912,364,816
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(87,062,884,239)	0

Long-term prepaid expenses		1,311,036
Long-term guarantee deposits		679,312,894

Total investments and other assets		104,200,498,121

Total non-current assets			119,225,482,928

Total assets				12,825,463,971,550

Liabilities
I Current liabilities
Current portion of borrowings from government fund for Fiscal Investment and Loan Program		106,613,302,000
Accounts payable		8,424,523,601
Accrued expenses		5,779,381,916
Derivatives		11,632,988,540
Lease obligations		147,443,564
Deposits received		11,615,308,071
Unearned revenue		2,643,574
Provisions
Provision for bonuses	336,838,488
Provision for contingent losses	2,042,877,932	2,379,716,420

Suspense receipts		359,190,096

Total current liabilities			146,954,497,782

II Non-current liabilities

Bonds		791,079,300,000
Discounts on bonds payable		(340,991,560)
Borrowings from government fund for Fiscal Investment and Loan Program		1,962,569,056,000
Long-term lease obligations		39,817,171
Long-term deposits received		5,586,963,087
Provision for retirement benefits		4,225,651,668
Asset retirement obligations		70,374,150

Total non-current liabilities			2,763,230,170,516

Total liabilities				2,910,184,668,298

Net assets
I Capital

Government investment		8,150,727,840,510

Total capital			8,150,727,840,510

II Retained earnings

Reserve fund		1,703,880,995,457
Unappropriated income for the current business year		95,644,581,991

[Total income for the current business year]		[95,644,581,991]
Total retained earnings			1,799,525,577,448

III Valuation and translation adjustments
Valuation difference on available-for-sale securities		6,492,694,355
Deferred gains or losses on hedges		(41,466,809,061)

Total valuation and translation adjustments			(34,974,114,706)

Total net assets				9,915,279,303,252

Total liabilities and net assets				12,825,463,971,550

Statement of Administrative Service Operation Cost

(April 1, 2019–March 31, 2020)

Finance and Investment Account

		(Unit: Yen)

I Expenses in the statement of income
Expenses related to operations of cooperation through finance and investment	86,836,506,649
Extraordinary losses	8,736,371

Total expenses in the statement of income		86,845,243,020

II Administrative service operation cost		86,845,243,020

Statement of Income

(April 1, 2019–March 31, 2020)

Finance and Investment Account

			(Unit: Yen)
Ordinary expenses

Expenses related to operations of cooperation through finance and investment

Interest on bonds and notes	9,515,197,208

Interest on borrowings	21,707,037,722

Interest on interest rate swaps	6,221,717,774

Other interest expenses	723,257

Operations outsourcing expenses	29,137,663,373

Bond issuance cost	361,143,401

Personnel expenses	4,169,865,831

Provision for bonuses	336,838,488

Retirement benefit expenses	432,554,856

Operating and administrative expenses	12,295,523,154

Depreciation	1,725,715,015

Taxes	95,043,215

Other operating expenses	837,483,355	86,836,506,649

Total ordinary expenses			86,836,506,649

Ordinary revenues

Revenues from operations of cooperation through finance and investment

Interest on loans	131,739,115,244

Interest on bonds	47,943

Dividends on investments	15,851,572,120

Commissions	2,589,758,586

Foreign exchange gains	1,311,196,125

Gain on valuation of investment securities	11,097,174

Gain on sales of investment securities	2,004,913,517

Gain on valuation of shares of affiliated companies	15,961,319

Gain on investment in money held in trust	199,123,265

Reversal of provision for allowance for loan losses	19,921,761,980

Reversal of provision for allowance for contingent losses	7,242,738,843

Other ordinary revenues	17,089,890	180,904,376,006

Financial revenues

Interest income	686,901,158	686,901,158

Miscellaneous income		875,333,659

Recoveries of written-off claims		19,878,116

Total ordinary revenues			182,486,488,939

Ordinary income			95,649,982,290

Extraordinary losses

Loss on disposal of non-current assets		8,281,721

Loss on sales of non-current assets		454,650	8,736,371

Extraordinary income

Gain on sales of non-current assets		3,336,072	3,336,072

Net income			95,644,581,991

Total income for the current business year			95,644,581,991

Statement of Changes in Net Assets

(April 1, 2019-March 31, 2020)

Finance and Investment Account

									(Unit:Yen)
	I Capital		II Retained earnings(Loss carried forward)				III Valuation and translation adjustments			Total net assets
	Government investment	Total capital	Reserve fund	Unappropriated income for the current business year (Unappropriated loss for the current business year)		Total retained earnings (loss carried forward)	Valuation difference on available-for-sale securities	Deferred gains or losses on hedges	Total valuation and translation adjustments
					Total income for the current business year (Total loss for the current business year)
Balance at the beginning of the business year	8,083,417,840,510	8,083,417,840,510	1,626,109,623,623	77,771,371,834	77,771,371,834	1,703,880,995,457	3,390,920,585	(47,360,281,584)	(43,969,360,999)	9,743,329,474,968
Changes during the period
I Changes in capital during the period
Receipts of investment	67,310,000,000	67,310,000,000								67,310,000,000
II Changes in retained earnings (loss carried forward) during the period
(1) Appropriation of income or loss
Increase in reserve fund derived from profit appropriation			77,771,371,834	(77,771,371,834)	(77,771,371,834)	—				—
(2) Others
Net income (Net loss)				95,644,581,991	95,644,581,991	95,644,581,991				95,644,581,991
III Changes in valuation and translation adjustments during the period							3,101,773,770	5,893,472,523	8,995,246,293	8,995,246,293
Total changes during the period	67,310,000,000	67,310,000,000	77,771,371,834	17,873,210,157	17,873,210,157	95,644,581,991	3,101,773,770	5,893,472,523	8,995,246,293	171,949,828,284
Balance at the end of the business year	8,150,727,840,510	8,150,727,840,510	1,703,880,995,457	95,644,581,991	95,644,581,991	1,799,525,577,448	6,492,694,355	(41,466,809,061)	(34,974,114,706)	9,915,279,303,252

Statement of Cash Flows

(April 1, 2019–March 31, 2020)

Finance and Investment Account

(Unit: Yen)
I. Cash flows from operating activities
Payments for loans	(1,090,516,473,654)
Repayments of borrowings from the private sector	(33,361,189,500)
Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(200,151,638,000)
Redemption of bonds	(67,305,000,000)
Interest expenses paid	(35,405,619,880)
Payments for personnel expenses	(4,888,660,033)
Payments for other operations	(58,611,500,090)
Proceeds from collection of loans	779,398,164,191
Proceeds from borrowings from the private sector	33,344,089,600
Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	231,900,000,000
Proceeds from issuance of bonds	59,638,856,599
Proceeds from interest on loans	128,416,287,016
Proceeds from commissions	2,345,530,035
Proceeds from other operations	37,629,700,025

Subtotal	(217,567,453,691)
Interest and dividend income received	16,767,558,124

Net cash used in operating activities	(200,799,895,567)

II. Cash flows from investing activities
Payments for purchase of non-current assets	(1,570,214,425)
Proceeds from sales of non-current assets	10,080,691
Payments for purchase of investment securities	(2,037,700,549)
Proceeds from sales and redemption of investment securities	4,213,505,817
Payments for purchase of shares of affiliated companies	(2,673,662,500)
Payments for increase of money held in trust	(8,104,730,697)
Proceeds from decrease of money held in trust	1,328,350,000
Payments into time deposits	(82,220,115,000)
Proceeds from time deposit refund	95,638,625,000
Payments for purchase of negotiable deposits	(20,000,000,000)
Proceeds from refund of negotiable deposits	20,000,000,000

Net cash provided by investing activities	4,584,138,337

III. Cash flows from financing activities
Repayments of lease obligations	(153,960,574)
Receipts of government investment	67,310,000,000

Net cash provided by financing activities	67,156,039,426

IV. Effect of exchange rate fluctuation on funds	68,329
V. Net increase (decrease) in funds	(129,059,649,475)
VI. Funds at the beginning of the business year	304,617,625,964

VII. Funds at the end of the business year	175,557,976,489

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting standards for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

Effective the year ended March 31, 2020, JICA adopted the “Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (February 16, 2000 (Revised September 3, 2018), and the “Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (August 2000 (Last revised March 2019)).

1.	Depreciation method

(1)	Tangible assets (except for lease assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	2–50 years
Structures:	2–46 years
Machinery and equipment:	2–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	2–15 years

(2)	Intangible assets (except for lease assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3)	Lease assets

Lease assets are depreciated by the straight-line method over the lease term. Depreciation for lease assets is calculated with zero residual value being assigned to the asset.

2.	Provision for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current business year.

3.	Provision for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the business year ended March 31, 2020. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the business year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the business year in which they occur.

4.	Basis and standard for the accrual of allowance and loss contingencies

(1)	Allowance for loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt, but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims for the business year ended March 31, 2020.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality. Internal audit department, which is independent from the operational departments, reviews these self-assessments, and an allowance is provided based on the results of the assessments.

(2)	Provision for contingent losses

Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on the possibility of losses in the future.

(Changes in Accounting Estimates)

Formerly, allowance for loan losses and provision for contingent losses for Normal assets, Watch assets, and Special attention assets of sovereign debtors were estimated based on the former internal credit rating system. Starting this business year, allowance for loan losses and provision for contingent losses are estimated based on the current internal credit rating system which is more precise than the former rating system. In addition, expected loss periods have been changed from predetermined periods for Normal assets, Watch assets, and Special attention assets to average periods for each claim.

Due to these updates, the amount of allowance for loan losses decreased by ¥34,246 million and allowance for contingent losses decreased by ¥6,129 million, and ordinary income and net income increased by ¥40,376 million, respectively, as of and for the year ended March 31, 2020.

5.	Standard and method for the valuation of securities

(1)	Shares of affiliated companies

Shares of affiliated companies are stated at cost, determined using the moving-average method.

However, when the amount corresponding to the equity holding has fallen below the cost at acquisition, the amount corresponding to the equity holding is used.

(2)	Other investment securities

[1]	Securities whose fair value can be readily determined

Such investment securities are stated at fair value.

[2]	Securities whose fair value cannot be readily determined

Such investment securities are carried at cost based on the moving average method.

Investments in limited partnerships and other similar partnerships, which are regarded as securities under Article 2, Clause 2 of the Japanese Financial Instruments and Exchange Law, Act No. 25 of 1948, are recognized at an amount equivalent to JICA’s percentage share of the net assets of such partnerships, based upon the most recent financial statements available depending on the report date stipulated in the partnership agreement.

(3)	Securities held as trust assets in money-held-in trust account

The securities are valued in the same way as (2) above.

6.	Standard and method for the valuation of derivative transactions

All derivative financial instruments are carried at fair value.

7.	Method for amortization of discount on bonds payable

Discount on bonds payable is amortized over the duration of the bonds.

8.	Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency money claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized as profit or loss.

9.	Method of hedge accounting

(1)	Method of hedge accounting

Interest rate swaps are accounted for using the deferral hedge accounting method or the exceptional accrual method. Currency swaps are accounted for by the assignment method.

(2)	Hedging instruments and hedged items

[1]	Hedging instruments...Interest rate swaps

Hedged items...Loans and foreign currency bonds

[2]	Hedging instruments...Currency swaps

Hedged items...Foreign currency loans and foreign currency bonds

(3)	Hedging policy

JICA enters into interest rate swaps or currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)	Method of evaluation of hedge effectiveness

Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal and others between hedged loans and hedging instruments.

As for interest rate swaps that satisfy the requirements of the exceptional accrual method and currency swaps that satisfy the requirements of the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

10.	Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1. Joint obligations

JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds	¥40,000,000,000

2. Financial assets received as collateral

The fair value of financial assets received as collateral at JICA’s disposal was ¥8,567,223,535.

3. Undisbursed balance of loan commitments

Most of JICA’s loans are long term. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2020 was ¥7,164,167,683,508.

(Statement of Administrative Service Operation Cost)

1. Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥86,845,243,020
Self-revenues, etc.	¥(182,489,825,011)
Opportunity cost	¥410,568,064

Cost being borne by the public for
the operation of Incorporated Administrative Agency	¥(95,234,013,927)

2. Method for computing opportunity cost

(1)	Interest rate used to compute opportunity cost concerning government investment

0.005% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 31, 2020.

(2)	Method for computing opportunity cost for public officers temporarily transferred to JICA

Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

(Statement of Income)

Recoveries of written-off claims include the amount recovered in excess of book value of the loans transferred to JICA on October 1, 2008, that are associated with the Overseas Economic Cooperation Account of the former Japan Bank for International Cooperation.

(Statement of Cash Flows)

The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2020)

Cash and deposits	¥180,955,826,489
Time deposits	¥(5,397,850,000)

Ending balance of funds	¥175,557,976,489

2. Description of significant non-cash transactions

Assets acquired under finance leases
Tools, furniture, and fixtures	¥7,800,004

(Financial instruments)

1. Status of financial instruments

(1)	Policy regarding financial instruments

The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are entered into for mitigating the adverse impact caused by interest rate and foreign exchange fluctuations.

(2)	Details of financial instruments and related risks

The financial assets held in the Finance and Investment Account are loans mainly to the Developing Area, and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, shares of affiliated companies and money held in trust are held for policy-oriented purposes, and are exposed to credit risk of issuers and others, interest rate risk, and market price volatility risk.

Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons.

In addition to the above, foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk.

(3)	Risk management system for financial instruments

[1]	Credit risk management

The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the operational departments (including region department), in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board Meeting convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

The credit risks of issuers of investment securities and shares of affiliated companies and trustees of money held in trust are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

[2]	Market risk management

(i)	Interest rate risk management

Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

(ii)	Foreign exchange risk management

Foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk; as such, foreign currency claims are funded by foreign currency liabilities, and currency swaps and other approaches are employed to avert or reduce foreign exchange risk.

(iii)	Price volatility risk management

Stocks and other securities that are held for policy-oriented purposes are monitored for changes in value affected by the market environment or financial condition of the companies, exchange rates, and other factors.

This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board Meeting.

[3]	Liquidity risk management related to fund raising

The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies’ budgets, as resolved by the National Diet of Japan.

[4]	Derivative transaction management

Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

	Balance sheet amount	Fair value	Difference
(1) Loans	12,614,846,099,374
Allowance for loan losses	(142,052,753,983)
	12,472,793,345,391	13,206,709,334,101	733,915,988,710
(2) Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(87,062,884,239)
	—	—	—
(3) Borrowings from government fund for FILP (including borrowings due within one year)	(2,069,182,358,000)	(2,126,303,780,151)	(57,121,422,151)
(4) Bonds	(791,079,300,000)	(842,885,764,083)	(51,776,464,083)
(5) Derivative transactions
Derivative transactions not qualifying for hedge accounting	(492,654,198)	(492,654,198)	—
Derivative transactions qualifying for hedge accounting	(11,140,334,342)	(11,140,334,342)	—
	(11,632,988,540)	(11,632,988,540)	—

* Liabilities are shown in parentheses (    ).

(Note 1) Method for calculating fair values of financial instruments

[1]	Loans

The fair values of loans with floating interest rates are calculated at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are calculated by discounting the total amount of the principal and interest using a rate that combines a risk-free rate with the respective borrowers’ credit risk. As for hedged loans for which the assignment method is applied, the fair value of such currency swaps is applied.

[2]	Claims probable in bankruptcy, claims probable in rehabilitation, and other

Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is calculated based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount, less the current estimated uncollectible amount, and hence is calculated accordingly.

[3]	Borrowings from government fund for FILP (including borrowings due within one year)

The fair value of borrowings from government fund for FILP (including borrowings due within one year) is calculated by discounting the total amount of principal and interest using interest rates expected to be applied to new borrowings for the same total amount.

[4]	Bonds

The fair value of bonds is determined using market observable prices if available. For bonds without market observable prices, the fair values are calculated by discounting contractual cash flows at the risk free rate. As for hedged bonds for which the exceptional accrual method and assignment method are applied, the fair value of such interest rate swaps and currency swaps is applied.

[5]	Derivative transactions

Derivative transactions are interest rate-related transactions (interest rate swaps), and fair values are based on discounted present values. Interest rate swaps for which the exceptional accrual method is applied and currency swaps for which the assignment method is applied are accounted for together with the corresponding loan or bond. The fair value of these hedging instruments is included in the fair value of the underlying loans or bonds.

(Note 2)	The following are financial instruments whose fair values are deemed to be extremely difficult to determine. They are not included in the fair value information of financial instruments.

(Unit: Yen)
Balance sheet amount
Investment securities*1	3,875,388,472
Shares of affiliated companies*1	46,732,120,903
Money held in trust*2	52,912,364,816
Undisbursed balance of loan commitments*3	0

*1 These financial instruments have no market prices, and the calculation of their fair values is deemed to be impractical.

*2 The money held in trust is composed of the assets in the trust for which it is difficult to determine the fair value.

*3 The fair values of the undisbursed balances of loan commitments are deemed to be extremely difficult to determine. The main reason is the difficulty of reasonably estimating future extensions of loans, because of the extremely diverse range of implementation formats for projects in the Developing Area where these loans are provided.

(Money held in trust)

1. Money held in trust for the purpose of investment

Not applicable.

2. Money held in trust for the purpose of investment and held-to-maturity

Not applicable.

3. Other (other than for the purpose of investment and held-to-maturity)

					(Unit: Yen)
	Balance sheet amount	Acquisition cost	Difference	The amount by which the balance sheet amount exceeds the acquisition cost	The amount by which the balance sheet amount does not exceed the acquisition cost
Money held in trust for others	52,912,364,816	47,185,820,938	5,726,543,878	5,726,543,878	0

(Note) “The amount by which the balance sheet amount exceeds the acquisition cost” and “The amount by which the balance sheet amount does not exceed the acquisition cost” are the breakdown of “Difference”.

(Retirement benefits)

1.	Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2.	Defined benefit pension plan
(1)	The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the business year	6,531,930,426

Current service cost	269,860,588

Interest cost	33,713,620

Actuarial differences	15,731,896

Retirement benefit paid	(372,314,993)

Past service cost	0

Contribution by employees	16,505,734

Retirement benefit obligation at the end of the business year	6,495,427,271

(2)	The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the business year	2,338,502,047

Expected return on plan assets	46,770,041
Actuarial differences	(147,480,271)
Contribution by the company	110,490,092
Retirement benefit paid	(95,012,040)
Contribution by employees	16,505,734

Plan assets at the end of the business year	2,269,775,603

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	2,840,012,138
Plan assets	(2,269,775,603)

Unfunded benefit obligations of funded pension plan	570,236,535
Unfunded benefit obligations of unfunded pension plan	3,655,415,133

Subtotal	4,225,651,668
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	4,225,651,668

Provision for retirement benefits	4,225,651,668
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	4,225,651,668

(4)	Components of retirement benefit expenses

(Unit: Yen)

Current service cost	269,860,588
Interest cost	33,713,620
Expected return on plan assets	(46,770,041)
Realized actuarial differences	163,212,167
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	420,016,334

(5)	Major components of plan assets

Percentages of components to the total are as follows:

Bonds	38%
Stocks	32%
General account of life insurance company	20%
Others	10%

Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, its performance and market condition, etc.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the business year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		2.00%

3.	Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥12,538,522.

(Lease transactions)

Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥377,505

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥129,367

(Asset retirement obligations)

JICA has a building lease agreement for its head office building, and has an obligation to restore the building to its original state at the termination of the lease period. Therefore, the asset retirement obligations have been recorded. The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate of 0.529%.

The balance of the asset retirement obligations at the end of the current business year was ¥70,374,150.

(Profit and loss under the equity method)

JICA does not have any specific affiliated companies and, as such, does not prepare consolidated financial statements. However, profit or loss under the equity method related to affiliated companies is as follows:

Investment amount in affiliated companies	¥46,732,120,903

Investment amount when applying the equity method	¥74,623,313,236

Valuation gain on investments when applying the equity method	¥19,613,376,621

(Additional information)

Allowance for loan losses of ¥229,116 million and provision for contingent losses of ¥2,043 million were estimated based on the circumstances of each debtor and based on the assumption that the spread of COVID-19 will slow and prevention measures will be gradually lifted, resulting in an economic recovery toward the end of 2020. These assumptions are consistent with the baseline scenario of the World Economic Outlook (WEO) announced by the International Monetary Fund (IMF) in April 2020. Since the situation related to COVID-19 is expected to remain highly uncertain worldwide, JICA may need to increase the allowance for loan losses and provision for contingent losses in subsequent business years if, for example, the debtors’ credit rating deteriorates beyond current expectations over the medium to long term.

(Significant contractual liabilities)

Contract liabilities JICA is obliged to pay during the next business year and thereafter are ¥9,889,143,608.

(Significant subsequent events)

Appropriation of profit was approved as follows on May 29, 2020:

			(Unit: Yen)

I.	Unappropriated income for the current business year		95,644,581,991
	Total income for the current business year	95,644,581,991

II.	Profit appropriation amount
	Reserve fund	95,644,581,991	95,644,581,991

The Accompanying Supplementary Schedules

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment loss

											(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment loss		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment loss during the period
Tangible assets (Depreciation included in expenses)	Buildings	3,826,863,952	216,780,563	13,221,437	4,030,423,078	1,229,114,042	110,354,946	664,850,656	0	2,136,458,380
	Structures	96,276,953	1,980,000	0	98,256,953	30,025,751	5,206,372	11,670,468	0	56,560,734
	Machinery and equipment	198,236,887	1,684,515	766,622	199,154,780	75,487,995	3,726,667	102,287,680	0	21,379,105
	Vehicles	497,346,429	83,272,331	28,694,633	551,924,127	265,977,287	57,521,553	0	0	285,946,840
	Tools, furniture, and fixtures	791,126,991	18,826,982	30,860,099	779,093,874	521,720,646	165,731,330	0	0	257,373,228
	Total	5,409,851,212	322,544,391	73,542,791	5,658,852,812	2,122,325,721	342,540,868	778,808,804	0	2,757,718,287
Tangible assets (Non-depreciable assets)	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	31,056,281	18,974,749	49,709,404	321,626	0	0	0	0	321,626
	Total	12,734,326,281	18,974,749	49,709,404	12,703,591,626	0	0	6,091,196,973	0	6,612,394,653
Total tangible assets	Buildings	3,826,863,952	216,780,563	13,221,437	4,030,423,078	1,229,114,042	110,354,946	664,850,656	0	2,136,458,380
	Structures	96,276,953	1,980,000	0	98,256,953	30,025,751	5,206,372	11,670,468	0	56,560,734
	Machinery and equipment	198,236,887	1,684,515	766,622	199,154,780	75,487,995	3,726,667	102,287,680	0	21,379,105
	Vehicles	497,346,429	83,272,331	28,694,633	551,924,127	265,977,287	57,521,553	0	0	285,946,840
	Tools, furniture, and fixtures	791,126,991	18,826,982	30,860,099	779,093,874	521,720,646	165,731,330	0	0	257,373,228
	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	6,612,073,027
	Construction in progress	31,056,281	18,974,749	49,709,404	321,626	0	0	0	0	321,626
	Total	18,144,177,493	341,519,140	123,252,195	18,362,444,438	2,122,325,721	342,540,868	6,870,005,777	0	9,370,112,940
Intangible assets (Depreciation included in expenses)	Trademark rights	731,316	0	0	731,316	507,498	76,363	0	0	223,818
	Software	6,175,867,134	1,776,075,734	991,062	7,950,951,806	2,651,332,948	1,383,097,784	0	0	5,299,618,858
	Total	6,176,598,450	1,776,075,734	991,062	7,951,683,122	2,651,840,446	1,383,174,147	0	0	5,299,842,676
Intangible assets (Non-depreciable assets)	Software in progress	850,163,665	463,340,929	958,475,403	355,029,191	0	0	0	0	355,029,191
	Total	850,163,665	463,340,929	958,475,403	355,029,191	0	0	0	0	355,029,191
Total intangible assets	Trademark rights	731,316	0	0	731,316	507,498	76,363	0	0	223,818
	Software	6,175,867,134	1,776,075,734	991,062	7,950,951,806	2,651,332,948	1,383,097,784	0	0	5,299,618,858
	Software in progress	850,163,665	463,340,929	958,475,403	355,029,191	0	0	0	0	355,029,191
	Total	7,026,762,115	2,239,416,663	959,466,465	8,306,712,313	2,651,840,446	1,383,174,147	0	0	5,654,871,867
Investments and other assets	Investment securities	6,032,684,551	2,071,126,336	4,228,422,415	3,875,388,472	0	0	0	0	3,875,388,472
	Shares of affiliated companies	44,100,488,390	2,931,632,513	300,000,000	46,732,120,903	0	0	0	0	46,732,120,903
	Money held in trust	40,809,126,607	13,288,031,390	1,184,793,181	52,912,364,816	0	0	0	0	52,912,364,816
	Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	87,062,884,239	0	0	0	0	87,062,884,239
	Allowance for loan losses (non-current)	(83,193,460,691)	(3,869,423,548)	0	(87,062,884,239)	0	0	0	0	(87,062,884,239)
	Long-term prepaid expenses	5,048,373	1,830,036	5,567,373	1,311,036	0	0	0	0	1,311,036
	Long-term guarantee deposits	633,428,168	58,091,897	12,207,171	679,312,894	0	0	0	0	679,312,894
	Total	95,450,199,637	14,481,288,624	5,730,990,140	104,200,498,121	0	0	0	0	104,200,498,121

(2) Details of securities

Securities recorded under investments and other assets

(Unit: Yen)
	Name	Acquisition cost	Value obtained by multiplying the net asset value by the percentage of shareholding	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Remarks
Shares of affiliated companies	Sumatra Pulp Corporation	2,758,289,455	1	1	0
	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	20,076,889,043	7,149,297,104	0
	SPDC Ltd.	7,269,880,619	22,087,631,977	7,269,880,619	0
	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,562,150,020	2,436,204,983	0
	Nippon Amazon Aluminum Co., Ltd.	25,066,535,300	24,032,293,874	24,032,293,874	84,189,518
	JAPAN ASEAN Women Empowerment Fund	5,126,773,000	5,146,676,999	5,126,773,000	(34,586,569)
	Ship Aichi Medical Service Limited	748,809,600	717,671,322	717,671,322	(31,138,278)
	Total	50,555,790,061	74,623,313,236	46,732,120,903	18,464,671
Other investment securities	Type and name	Acquisition cost	Fair value	Balance sheet amount	Valuation difference recognized in the statement of income of the period	Valuation difference on available-for-sale securities	Remarks
	Prototype Carbon Fund	1	-	1	0	0
	The First MicroFinanceBank Ltd.	218,880,000	-	156,904,800	0	(61,975,200)
	Myanmar Japan Thilawa Development Ltd.	321,372,900	-	291,483,900	0	(29,889,000)
	Gojo & Company, Inc.	999,997,307	-	999,997,307	0	0
	WASSHA Inc.	300,000,000	-	29,203,406	(2,503,352)	0
	MGM Sustainable Energy Fund L.P.	943,072,184	-	949,842,715	38,337,776	(31,567,245)
	Asia Climate Partners LP	704,126,307	-	429,142,893	(243,409,295)	(31,574,119)
	IFC Middle East and North Africa Fund, LP	151,990,521	-	407,991,168	262,239,297	(6,238,650)
	MGM Sustainable Energy Fund II L.P.	650,195,861	-	593,114,723	(46,070,604)	(11,010,534)
	I&P Afrique Entrepreneurs II LP	17,869,573	-	17,707,559	0	(162,014)
	Total	4,307,504,654	-	3,875,388,472	8,593,822	(172,416,762)
Total balance sheet amount				50,607,509,375		(172,416,762)

*

Acquisition cost of other securities related to the investment to investment limited partnership and other equivalent funds includes the amount equivalent to JICA’s percentage share of the accumulated profit/loss amount for the previous term

*	WASSHA Inc. is classified from “Shares of affiliated companies” to “Other investment securities” during the period.

(3) Details of loans

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection, etc.	Write-off
Loans	12,300,293,753,275	1,097,084,894,053	782,532,547,954	0	12,614,846,099,374
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	0	87,062,884,239
Total	12,387,356,637,514	1,097,084,894,053	782,532,547,954	0	12,701,908,983,613

(4) Details of borrowings

							(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks
Borrowings from government fund for Fiscal Investment and Loan Program	2,037,433,996,000	231,900,000,000	200,151,638,000	2,069,182,358,000 (106,613,302,000)	0.566	June 2020- January 2060

*	Figures in parentheses ( ) indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Translation Adjustments	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

FILP Agency Bonds

FILP Agency Bonds (1st)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.470	September 2028

FILP Agency Bonds (2nd)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.341	June 2029

FILP Agency Bonds (3rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.134	December 2029

FILP Agency Bonds (4th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.079	June 2030

FILP Agency Bonds (5th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.918	September 2030

FILP Agency Bonds (6th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.098	December 2030

FILP Agency Bonds (7th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.991	June 2031

FILP Agency Bonds (8th)	15,000,000,000	0	0	—	15,000,000,000 (0)	1.554	September 2026

FILP Agency Bonds (9th)	5,000,000,000	0	0	—	5,000,000,000 (0)	2.129	September 2041

FILP Agency Bonds (11th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.140	December 2021

FILP Agency Bonds (12th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.901	June 2022

FILP Agency Bonds (13th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.752	June 2032

FILP Agency Bonds (14th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.825	September 2022

FILP Agency Bonds (15th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.724	September 2032

FILP Agency Bonds (17th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.720	December 2022

FILP Agency Bonds (18th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.868	June 2023

FILP Agency Bonds (19th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.725	June 2033

FILP Agency Bonds (20th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.787	September 2023

FILP Agency Bonds (21st)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.734	September 2033

FILP Agency Bonds (23rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.684	February 2024

FILP Agency Bonds (24th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.655	June 2024

FILP Agency Bonds (25th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.520	June 2034

FILP Agency Bonds (26th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.588	September 2024

FILP Agency Bonds (27th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.451	September 2034

FILP Agency Bonds (28th)	10,000,000,000	0	10,000,000,000	—	0 (0)	0.150	December 2019

FILP Agency Bonds (29th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.583	June 2025

FILP Agency Bonds (30th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.299	June 2035

FILP Agency Bonds (31st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.530	September 2025

FILP Agency Bonds (32nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.212	September 2035

FILP Agency Bonds (33rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.130	December 2035

FILP Agency Bonds (34th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.245	February 2026

FILP Agency Bonds (35th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.080	June 2026

FILP Agency Bonds (36th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.313	June 2036

FILP Agency Bonds (37th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.100	September 2026

FILP Agency Bonds (38th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.590	September 2046

FILP Agency Bonds (39th)	5,000,000,000	0	0	—	5,000,000,000 (0)	0.744	February 2037

FILP Agency Bonds (40th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.220	June 2027

FILP Agency Bonds (41st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.602	June 2037

FILP Agency Bonds (42nd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.597	September 2037

FILP Agency Bonds (43rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.625	December 2037

FILP Agency Bonds (44th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.200	June 2028

FILP Agency Bonds (45th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.559	June 2038

FILP Agency Bonds (46th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.664	September 2038

FILP Agency Bonds (47th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.636	December 2038

FILP Agency Bonds (48th)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.059	June 2029

FILP Agency Bonds (49th)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.333	June 2039

FILP Agency Bonds (50th)	0	12,000,000,000	0	—	12,000,000,000 (0)	0.055	September 2029

FILP Agency Bonds (51st)	0	18,000,000,000	0	—	18,000,000,000 (0)	0.538	December 2049

FILP Agency Bonds (52nd)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.055	March 2030

Subtotal	580,000,000,000	60,000,000,000	10,000,000,000	—	630,000,000,000 (0)

Continued from previous page

Security name	Balance at the beginning of the period		Increase during the period		Decrease during the period		Translation Adjustments	Balance at the end of the period		Coupon (%)	Maturity date	Remarks

Government-guaranteed bonds

Japan International Cooperation Agency Government-guaranteed bonds (1st)	57,305,000,000 [$500,000,000	]	0		57,305,000,000 [$500,000,000	]	0	0 [ $0 ( 0	] )	1.875	November 2019

Japan International Cooperation Agency Government-guaranteed bonds (2nd)	53,158,600,000 [$500,000,000	]	0 [ $0	]	0 [ $0	]	(493,200,000)	52,665,400,000 [$500,000,000 ( 0	] )	2.125	October 2026

Japan International Cooperation Agency Government-guaranteed bonds (3rd)	55,043,050,000 [$500,000,000	]	0 [ $0	]	0 [ $0	]	(863,100,000)	54,179,950,000 [$500,000,000 ( 0	] )	2.750	April 2027

Japan International Cooperation Agency Government-guaranteed bonds (4th)	55,097,050,000 [$500,000,000	]	0 [ $0	]	0 [ $0	]	(863,100,000)	54,233,950,000 [$500,000,000 ( 0	] )	3.375	June 2028

Subtotal	220,603,700,000 [$2,000,000,000	]	0 [ $0	]	57,305,000,000 [$500,000,000	]	(2,219,400,000)	161,079,300,000 [$1,500,000,000 ( 0	] )

Total	800,603,700,000		60,000,000,000		67,305,000,000		(2,219,400,000)	791,079,300,000 (0)

*	Figures in parentheses indicate the amount of bonds redeemable within one year. The amount in [ ] is denominated in a foreign currency.

(6) Details of provisions

						(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Intended purpose	Others

Provision for bonuses	323,356,434	336,838,488	323,356,434	0	336,838,488

Provision for contingent losses	9,285,616,775	1,987,495,146	0	9,230,233,989	2,042,877,932

Total	9,608,973,209	2,324,333,634	323,356,434	9,230,233,989	2,379,716,420

*	Decrease during the period (others) for the provision for contingent losses indicates the amount of reversal of the provision after revaluation, etc.

(7) Details of allowance for loan losses, etc.

							(Unit: Yen)

Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

Loans	12,300,293,753,275	314,552,346,099	12,614,846,099,374	165,843,939,511	(23,791,185,528)	142,052,753,983

Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	87,062,884,239	83,193,460,691	3,869,423,548	87,062,884,239

Total	12,387,356,637,514	314,552,346,099	12,701,908,983,613	249,037,400,202	(19,921,761,980)	229,115,638,222

*	The standard for the accrual of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Total retirement benefit obligations	6,531,930,426	349,729,500	386,232,655	6,495,427,271

Retirement benefits	3,664,741,281	267,976,805	277,302,953	3,655,415,133

Defined benefit corporate pension plan	2,867,189,145	81,752,695	108,929,702	2,840,012,138

Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0

Plan assets	2,338,502,047	173,765,867	242,492,311	2,269,775,603

Provision for retirement benefits	4,193,428,379	175,963,633	143,740,344	4,225,651,668

(9) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligation of restoration to original state based on building lease agreement	70,374,150	0	0	70,374,150	Specified expenses in Accounting Standard for Incorporated Administrative Agency No. 91: None

(10) Details of liabilities for guarantee

									(Unit: Yen)
Classification	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period		Remarks
	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount
FILP Agency Bonds (Public offering)	4	80,000,000,000	0	0	2	40,000,000,000	2	40,000,000,000

*	JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of remunerations and salaries of officers and employees

	(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	52,959	13	1,685	3

Employees	4,554,176	1,971	284,733	101

Total	4,607,135	1,984	286,418	104

(Notes)	1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people

As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.

4. Others

There are no part-time officers or employees classified as external members.

(12) Details of main assets, liabilities, and expenses, other than those mentioned above

Operating and administrative expenses	(Unit: Yen)

Classification	Amount
Operating expenses	5,192,008,620

Information system-related expenses	1,853,938,942

Rent expenses on real estate	879,708,630

Travelling and transportation expenses	1,357,006,033

Other expenses	3,012,860,929

Total	12,295,523,154

(13) Details of affiliated companies

Corporation type and name	(Affiliated company)		(Affiliated company)

Items	KAFCO Japan Investment Co., Ltd.		Karnaphuli Fertilizer Company Limited

Outline of operations	Production of urea and ammonia in Chittagong, Bangladesh		Production of urea and ammonia in Chittagong, Bangladesh

Name of officers	Number of officers: 8 President and CEO: Hiroshi Nakagawa Executive Vice President: Kazuhide Usui (Former Deputy General Manager of the International Credit Analysis Department, former Japan Bank for International Cooperation)		-
Association chart on transactions between affiliated companies and JICA

	JICA	KAFCO Japan Investment Co., Ltd.	JICA	KAFCO Japan Investment Co., Ltd.

	(Equity Investment)		(Equity Investment)	(Equity Investment)
				Karnaphuli Fertilizer Company Limited

Assets	¥6,233,675,558		-
Liabilities	¥53,808,140		-
Capital	¥5,023,900,000		-
Retained earnings	¥1,155,967,418		-
Operating revenues	¥943,795,508		-
Ordinary (loss) income	¥817,396,597		-
Net (loss) income	¥721,807,046		-
Unappropriated (loss) income for the current business year	¥722,505,326		-

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 46,606 shares

•  Acquisition cost: ¥2,436,204,983

•  Balance sheet amount: ¥2,436,204,983 (No changes from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the production of urea and ammonia by the company

•  Date of the initial investment: July 27, 1990

•  Number of company shares owned by JICA: -

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from September 1, 2018, through August 31, 2019.

Corporation type and name	(Affiliated company)	(Affiliated company)
Items	Nippon Amazon Aluminum Co., Ltd.	SPDC Ltd.

Outline of operations	Production of alumina and smelting ammonium in the Amazon region	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area

Name of officers	Number of officers: 13 President and CEO: Yoshiki Takizawa Auditor: Masatomo Ogane (Expert for Viet Nam, JICA)	Number of officers: 17 President and CEO: Shinichi Nakayama Managing Director: Hajime Takeuchi (Director General of Latin America and the Caribbean Department of JICA)

Association chart on transactions between affiliated companies and JICA
	Nippon Amazon Aluminum Co., Ltd
	JICA	JICA	SPDC Ltd.

	(Equity Investment)	(Equity Investment)

Assets	¥53,861,094,072	¥93,968,973,882
Liabilities	¥357,520,559	¥16,263,792,562
Capital	¥55,285,400,000	¥14,200,000,000
Retained earnings	(¥1,781,826,487)	¥63,505,181,320
Operating revenues	¥807,178,794	¥59,064,101,069
Ordinary (loss) income	¥188,642,798	¥57,422,680,548
Net (loss) income	¥187,432,798	¥53,615,686,706
Unappropriated (loss) income for the current business year	(¥3,572,293,487)	¥41,455,181,320
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 496,652,800 shares

•  Acquisition cost: ¥25,066,535,300

•  Balance sheet amount: ¥24,032,293,874 (An increase of ¥84,189,518 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the smelting of alumina and aluminum

•  Date of the initial investment: August 29, 1978

•  Number of company shares owned by JICA: 2,107,500 shares

•  Acquisition cost: ¥7,269,880,619

•  Balance sheet amount: ¥7,269,880,619 (No changes from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

•  Date of the initial investment: June 17, 1981

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA,

etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A	N/A
	(Note) The above amount pertains to the period from January 1, 2019, through December 31, 2019.	(Note) The above amount pertains to the period from January 1, 2019, through December 31, 2019.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	Eastern Petrochemical Company		Sumatra Pulp Corporation

Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area		Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra

Name of officers	-

Number of officers: 6

President and CEO: Takahiro Horita

Executive Vice President: Hironobu Takahashi (Senior Assistant Director of Private Sector Partnership and Finance Department of JICA)

Auditor: Tsutomu Kudo (Senior Deputy Director General of Private Sector Partnership and Finance Department of JICA)

Association chart on transactions between affiliated companies and JICA
	JICA	SPDC Ltd.	JICA	Sumatra Pulp Corporation
	(Equity Investment)	(Equity Investment)	(Equity Investment)
		Eastern Petrochemical Company

Assets	-		¥10,647,760
Liabilities	-		¥756,075,860
Capital	-		¥100,000,000
Retained earnings	-		(¥845,428,100)
Operating revenues	-		¥63,879,080
Ordinary (loss) income	-		(¥30,639,050)
Net (loss) income	-		(¥30,819,050)
Unappropriated (loss) income for the current business year	-		(¥845,428,100)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: -

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

•  Number of company shares owned by JICA: 114,032 shares

•  Acquisition cost: ¥2,758,289,455

•  Balance sheet amount: ¥1 (No changes from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the pulp manufacturing business

•  Date of the initial investment: April 21, 1995

Details of receivables and payables	-		N/A
Details of debt guarantee	-		N/A
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non- competitive negotiated contracts)	-		N/A
			(Note) The above amount pertains to the period from April 1, 2018, through March 31, 2019.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	Japan Saudi Arabia Methanol Co., Inc.		JSMC PANAMA S.A.

Outline of operations	Production of methanol in the Al-Jubail Industrial Area		Transportation of methanol business

Name of officers	Number of officers: 1 2 Chairman: Tomohiko Okubo Managing Director and General Manager of the General Affairs Department: Hideyuki Maruoka (Senior Deputy Director General of Infrastructure Engineering Department of JICA) Auditor: Yutaka Ohashi (Former General Manager of Development Assistance Department IV, former Japan Bank for International Cooperation)		-
Association chart on transactions between affiliated companies and JICA
	JICA	Japan Saudi Arabia Methanol Co., Inc.	JICA	Japan Saudi Arabia Methanol Co., Inc.
	(Equity Investment)		(Equity Investment)	(Equity Investment)
				JSMC PANAMA S.A.

Assets	¥172,739,743,404
Liabilities	¥105,816,779,925		-
Capital	¥2,310,000,000		-
Retained earnings	¥64,894,552,479		-
Operating revenues	¥28,448,263,111		-
Ordinary (loss) income	(¥7,730,808,820)		-
Net (loss) income	(¥2,780,091,744)		-
Unappropriated (loss) income for the current business year	¥48,743,952,479		-

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 1,386,000 shares

•  Acquisition cost: ¥7,149,297,104

•  Balance sheet amount: ¥7,149,297,104 (No changes from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the methanol manufacturing business

•  Date of the initial investment: December 17, 1979

•  Number of company shares owned by JICA: -

•  Acquisition cost: -

•  Balance sheet amount: -

•  Legal basis: -

•  Applicable provision of the act: -

•  Purpose of investment: -

•  Date of the initial investment: -

Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from January 1, 2019, through December 31, 2019.

Corporation type and name	(Affiliated company)		(Affiliated company)
Items	JAPAN ASEAN Women Empowerment Fund		Ship Aichi Medical Service Limited

Outline of operations	Investment and / or loan to Microfinance Institutes for empowerment of women in ASEAN countries		Establishment and operation of a private general hospital in Dhaka, People’s Republic of Bangladesh

Name of officers	Number of officers: 3 Chairperson Peter Fanconi Director Christophe Grünig Director Tetsuro Uemae		Number of officers: 9 Executive Chairman: Hiroyuki Kobayashi Director: Hitoshi Hirata (Chief Representative of JICA Bangladesh Office)
Association chart on transactions between affiliated companies and JICA
	JICA	JAPAN ASEAN Women Empowerment Fund	JICA	Ship Aichi Medical Service Limited
	(Equity Investment)		(Equity Investment)

Assets	¥19,272,569,043		¥4,749,397,437
Liabilities	¥1,310,250,038		¥401,078,154
Capital	¥17,887,125,437		¥4,418,839,620
Retained earnings	¥75,193,567		(¥70,520,337)
Operating revenues	¥879,759,262		¥3,607,321
Ordinary (loss) income	¥629,811,647		(¥36,685,457)
Net (loss) income	¥629,811,647		(¥64,393,345)
Unappropriated (loss) income for the current business year	¥75,193,567		(¥70,520,337)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 4,750 shares

•  Acquisition cost: ¥5,126,773,000

•  Balance sheet amount: ¥5,126,773,000 (An increase of ¥1,861,478,431 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the fund

•  Date of the initial investment: October 21, 2016

•  Number of company shares owned by JICA: 560,000 shares

•  Acquisition cost: ¥748,809,600

•  Balance sheet amount: ¥717,671,332 (An increase of ¥717,671,332 from the end of the previous business year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the establishment and operation of a private general hospital

•  Date of the initial investment: May 22, 2019

Details of receivables and payables	N/A		N/A
Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non- competitive negotiated contracts)

	N/A		N/A
	(Note) The above amount pertains to the period from January 1, 2019, through December 31, 2019.		(Note) The above amount pertains to the period from July 1, 2018, through June 30, 2019.